UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nakamoto Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

October 29, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Nakamoto Inc., a Delaware corporation (“Nakamoto,” the “Company,” “we,” or “us”). The Annual Meeting will be held on December 17, 2026 at 9:00 am Eastern Time. The Annual Meeting will be a completely “virtual” meeting.

Please note that attendance at the Annual Meeting will be limited to stockholders of record as of October 26, 2026 (the “Record Date”) (or their authorized representatives) and guests of the Company. To attend, you will need the control number located on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. You may wish to refer to page one of this proxy statement (the “Proxy Statement”) for information about voting your proxy, including voting at the Annual Meeting, and see “How do I attend the Annual Meeting virtually?” for registration and attendance procedures. If you will be unable to attend the Annual Meeting, please complete your proxy and return it as soon as possible. If you decide later to attend the Annual Meeting, you may revoke the proxy and vote at the Annual Meeting, subject to the procedures described in the Proxy Statement.

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s annual report, the Proxy Statement and the form of proxy) via the Internet at www.proxydocs.com/NAKA. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the Annual Meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings, while allowing the Company to provide stockholders with the information they need in a more timely manner and to lower the costs of printing and distributing the proxy materials.

Whether or not you plan to attend the Annual Meeting, please vote electronically via the Internet, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. See “How do I cast my vote if I am a stockholder of record entitled to vote at the Annual Meeting?” in the Proxy Statement for more details.

Sincerely,

/s/ David Bailey
David Bailey
Chief Executive Officer and Chairman of the Board

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NAKAMOTO INC.

300 10th Ave South

Nashville, TN 37203

(615) 676-8668

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 17, 2026

When	December 17, 2026 at 9:00 am Eastern Time.

Where	Virtually at www.proxydocs.com/NAKA.

Proposal 1

To approve and adopt an Amended and Restated Certificate of Incorporation of the Company to declassify the Board of Directors and provide for the immediate annual election of all directors.

The Board of Directors recommends a vote “FOR” this proposal.

Proposal 2

To ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Board of Directors recommends a vote “FOR” this proposal.

Proposal 3(a)

If Proposal No. 1 is approved, to elect the six director nominees named in this Proxy Statement, each to serve until the 2027 annual meeting of stockholders, or until their successors are duly elected and qualified or until such director’s earlier death, disqualification, resignation or removal.

The Board of Directors recommends a vote “FOR” each nominee under Proposal 3(a).

Proposal 3(b)

If Proposal No. 1 is not approved, to elect the two nominees for Class II directors named in this Proxy Statement, each to serve until the 2029 annual meeting of stockholders, or until their successors are duly elected and qualified or until such director’s earlier death, disqualification, resignation or removal.

The Board of Directors recommends a vote “FOR” the Class II nominees under Proposal 3(b).

Proposal 4

To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are not sufficient votes in favor of Proposal 1 or if there are not sufficient shares present to establish a quorum.

The Board of Directors recommends a vote “FOR” this proposal.

Who Can Vote	Only owners of record of the Company’s issued and outstanding Common Stock as of the close of business on October 26, 2026. Each share of Common Stock is entitled to one vote.

Date of Mailing	A Notice or a printed copy of the proxy materials is first being mailed to stockholders of record entitled to receive notice of the Annual Meeting on or about October 29, 2026.

PLEASE PROMPTLY FILL IN, SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING.

If your shares are held in the name of a third-party brokerage firm, nominee, or other institution, only that third party may vote your shares, unless you are authorized to vote your shares at the Annual Meeting by following the procedures described under “How do I cast my vote if I am a stockholder of record entitled to vote at the Annual Meeting?” in the Proxy Statement. In that case, please promptly contact the third party responsible for your account and give instructions on how your shares should be voted.

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Important Notice of Internet Availability Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Thursday, December 17, 2026: In accordance with rules and regulations adopted by the Securities and Exchange Commission, we have elected to furnish our proxy materials to stockholders by providing access to the materials on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) has been mailed to the majority of our stockholders, while other stockholders have instead received paper copies by mail, or electronic copies by email, of the documents accessible on the Internet. It is important that your shares be represented and voted, whether or not you plan to attend the virtual annual meeting (the “Annual Meeting”). The Annual Meeting will be held in a virtual-only format, and you will not be able to attend the Annual Meeting in person. See “How do I attend the Annual Meeting virtually?” in the Proxy Statement for registration and attendance procedures. If you are the registered holder of your shares and are viewing the proxy statement on the Internet, you may grant your proxy electronically via the Internet by following the instructions in the Notice previously mailed to you and the instructions listed on the Internet site. If you are receiving a paper copy of the proxy statement, you may vote by completing and mailing the proxy card enclosed with the proxy statement, by telephone by following the instructions on the proxy card, or you may grant your proxy electronically via the Internet by following the instructions on the Notice or proxy card. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should review the Notice used by that firm to determine whether and how you will be able to submit your proxy over the Internet. Submitting a proxy over the Internet, by telephone, or by mailing a proxy card will ensure your shares are represented at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of ten days ending on the day before the Annual Meeting during ordinary business hours at our principal place of business at 300 10th Ave South, Nashville, TN 37203, or on a reasonably accessible electronic network as provided by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders of record at the Annual Meeting through the meeting portal.

By order of the Board of Directors

/s/ David Bailey
David Bailey
Chief Executive Officer and Chairman of the Board

Nashville, Tennessee
Dated:	October 29, 2026

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TABLE OF CONTENTS

Page
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS	1
DEFINITIONS	1
INFORMATION CONCERNING SOLICITATION AND VOTING	1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	2
PROPOSAL NO. 1: APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR THE IMMEDIATE ANNUAL ELECTION OF ALL DIRECTORS	9
PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12
PROPOSAL NO. 3(a): ELECTION OF ALL DIRECTORS IF PROPOSAL NO. 1 IS APPROVED	14
PROPOSAL NO. 3(b): ELECTION OF CLASS II DIRECTORS IF PROPOSAL NO. 1 IS NOT APPROVED	15
DIRECTORS AND NOMINEES	16
CORPORATE GOVERNANCE	17
EXECUTIVE OFFICERS	25
2025 DIRECTOR AND EXECUTIVE OFFICER COMPENSATION	26
COMPENSATION COMMITTEE REPORT	42
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN PERSONS	43
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	44
PROPOSAL NO. 4: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTING OF PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1 OR IF THERE ARE NOT SUFFICIENT SHARES PRESENT TO ESTABLISH A QUORUM	51
AUDIT COMMITTEE REPORT	52
STOCKHOLDER PROPOSALS	52
OTHER MATTERS	53
AVAILABLE INFORMATION	53
ANNEX A	A-1
ANNEX B	B-1

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NAKAMOTO INC.
300 10th Ave South
Nashville, TN 37203
(615) 676-8668

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 17, 2026

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Nakamoto Inc., a Delaware corporation (the “Company,” “we,” and “us”), for use at the 2026 annual meeting of stockholders (the “Annual Meeting”) to be held on December 17, 2026 at 9:00 am Eastern Time, and any postponement or adjournment(s) thereof. This Proxy Statement and related materials were first made available to stockholders of record entitled to receive notice of the Annual Meeting on or about October 29, 2026.

DEFINITIONS

Unless the context specifically requires otherwise, references to the “Company,” “we,” “us,” “our” and “Nakamoto” refer specifically to Nakamoto Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“Bylaws” refers to our Amended and Restated Bylaws, as amended from time to time;

●	“Existing Certificate” refers to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 17, 2025, as amended by the Certificate of Amendment filed on January 16, 2026 and by the Second Certificate of Amendment effective May 22, 2026;

●	“Proposed A&R Certificate” refers to the proposed Amended and Restated Certificate of Incorporation of the Company attached to this Proxy Statement as Annex A;

●	“Code” refers to the Internal Revenue Code of 1986, as amended from time to time;

●	“DGCL” refers to the General Corporation Law of the State of Delaware, as amended;

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“Fiscal Year” refers to the applicable annual period ended on December 31;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

●	“Securities Act” refers to the Securities Act of 1933, as amended.

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board is soliciting proxies for the Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers, and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.	What are proxy materials?

A proxy statement is a document that includes information that we are required to provide to you under the rules promulgated by the SEC and is designed to assist you in voting your shares (your “shares”) of the Company’s Common Stock, par value $0.001 per share (“Common Stock”) at the Annual Meeting. The proxy materials include our Proxy Statement, our annual report to stockholders (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025) (the “Annual Report”), and a proxy card or a voting instruction card for the Annual Meeting, if you request a printed copy of the proxy materials.

The Annual Report was filed before the Company effected a 1-for-40 reverse stock split of the shares of the Company’s Common Stock, effective as of 12:01 a.m., Eastern Time, on May 22, 2026 (the “Reverse Stock Split”). The share and per-share information relating to our Common Stock included in the Annual Report has not been adjusted to reflect that Reverse Stock Split and is presented on a pre-split basis. Accordingly, stockholders should take the Reverse Stock Split into account when comparing that information with corresponding share and per-share information in this Proxy Statement (which is presented on a split-adjusted basis, except where otherwise indicated).

This Proxy Statement contains information about the Annual Meeting and was prepared by our management. We sent a Notice of Internet Availability of Proxy Materials (the “Notice”) and made these proxy materials and the Notice available online at www.proxydocs.com/NAKA, on or about October 29, 2026, to stockholders of record entitled to receive notice of the Annual Meeting. All stockholders may access the proxy materials online, download printable versions of the proxy materials, or request a printed set of the proxy materials by following the instructions in the Notice. As a stockholder of record or beneficial owner, you are invited to attend our virtual Annual Meeting online and are requested to vote on the items of business described in this Proxy Statement.

2.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s registrar and transfer agent, Odyssey Transfer and Trust Company (“Odyssey”), you are considered a stockholder of record with respect to those shares. If your shares are held in a bank or brokerage account, you are considered the “beneficial owner” of those shares.

3.	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about October 29, 2026, we are sending the Notice to our stockholders of record and beneficial owners as of the close of business on October 26, 2026 (the “Record Date”). All stockholders will have the ability, beginning on or about October 29, 2026, to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis, provided, however, that only one Annual Report or Proxy Statement will be delivered to multiple security holders sharing an address.

4.	I share an address with another stockholder. Why did we receive only one copy of the proxy materials and how may I obtain an additional copy of the proxy materials?

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy proxy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, please notify your broker. Stockholders who have multiple accounts in their names or who share an address with other stockholders can request “householding” and authorize their broker to discontinue mailings of multiple annual reports and proxy materials by contacting their broker.

We will promptly deliver to a stockholder who receives one copy of the Notice as a result of “householding” a separate copy of the Notice upon such stockholder’s written or oral request directed to the General Counsel at Nakamoto Inc., 300 10th Ave South, Nashville, TN 37203, or (615) 676-8668.

5.	Who is entitled to vote at the Annual Meeting?

Only stockholders of record of our Common Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting or at any adjournment or postponement of the Annual Meeting. Each stockholder of record is entitled to one vote per share of Common Stock. On the Record Date, there were 18,346,473 shares of Common Stock issued and outstanding.

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Registered Stockholders. The Notice was provided to you directly by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals appointed by the Board to act as proxies at the Annual Meeting and listed on the proxy card or to vote virtually at the Annual Meeting.

Beneficial Stockholders. The Notice was forwarded to you by your broker or nominee. Your broker or nominee is considered the stockholder of record of your shares, and you are considered to hold your shares in “street name”. Beneficial owners are also invited to virtually attend the Annual Meeting. However, since you are not a stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you follow your broker’s procedures and the attendance and voting procedures described under “How do I cast my vote if I am a stockholder of record entitled to vote at the Annual Meeting?” below, including obtaining and providing a legal proxy if those procedures require it. If you request a printed copy of your proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

6.	What items of business will be voted on at the Annual Meeting? How does the Board of Directors recommend I vote on these items and what are the voting standards?

Proposal	Voting Options	Vote Required to Adopt Proposal	Effect of Abstentions or Withhold Votes	Effect of “Broker Non-Votes”	Board Recommendation
Proposal 1: Approval and adoption of the Proposed A&R Certificate to declassify the Board of Directors.	For, against, or abstain.	A majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting.	Same effect as a vote “Against” the proposal.	Same effect as a vote “Against” the proposal.	FOR the approval and adoption of the Proposed A&R Certificate to declassify the Board of Directors.

Proposal 2: Ratification of the appointment of Wolf & Company, P.C. (“Wolf”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.	For, against, or abstain.	A majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.	Same effect as a vote “Against” the proposal.	Not applicable; brokers have discretion to vote.	FOR the ratification of the appointment of Wolf.

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Proposal	Voting Options	Vote Required to Adopt Proposal	Effect of Abstentions or Withhold Votes	Effect of “Broker Non-Votes”	Board Recommendation

Proposal 3(a): If Proposal 1 is approved, to elect to our Board the following nominees for terms expiring at the 2027 annual meeting of stockholders (the “2027 Annual Meeting”):

i. Mr. David Bailey

ii. Mr. Charles P. Blackburn

iii. Ms. Perianne Boring

iv. Mr. Tyler Evans

v. Mr. Greg Xethalis

vi. Mr. Mark W. Yusko

	For each nominee or withhold.	A plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.	No effect.	No effect.	FOR each director nominee.

Proposal 3(b): If Proposal No. 1 is not approved, to elect the two nominees for Class II directors named in the proxy statement, each to serve until the 2029 annual meeting of stockholders, or until their successors are duly elected and qualified or until such director’s earlier death, disqualification, resignation or removal:

i. Mr. Tyler Evans

ii. Mr. Charles P. Blackburn

	For each of the Class II director nominees or withhold.	A plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.	No effect.	No effect.	FOR each of the Class II director nominees.

Proposal 4: To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are not sufficient votes in favor of Proposal 1 or if there are not sufficient shares present to establish a quorum.	For, against, or abstain.	A majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.	Same effect as a vote “Against” the proposal.	No effect, assuming the proposal is treated as non-routine.	FOR the adjournment.

7.	Why are there two alternative director-election proposals?

The directors to be elected at the Annual Meeting depend on whether Proposal 1 is approved. If Proposal 1 is approved and the Proposed A&R Certificate is filed and becomes effective before the vote on the election of directors, the class structure will have terminated, all of our directors will stand for election at the Annual Meeting, and Proposal 3(a) will be submitted for action. If Proposal 1 is not approved, our Board of Directors will remain classified, only the two Class II directors whose terms expire at the Annual Meeting will be elected at the Annual Meeting, and Proposal 3(b) will be submitted for action.

Because the outcome of Proposal 1 will not be known until the Annual Meeting, we ask that you provide voting instructions on both Proposal 3(a) and Proposal 3(b) before the Annual Meeting. Only the alternative applicable to the outcome of Proposal 1 will be submitted for action at the Annual Meeting, and the inspector of election will count votes only on that alternative. Voting instructions submitted on the alternative that is not submitted for action will not be acted upon. We will not act on both alternatives, and no director will be elected twice.

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8.	How do I cast my vote if I am a stockholder of record entitled to vote at the Annual Meeting?

Voting by Mail or Electronically in Advance of the Annual Meeting

If you received a paper copy of your proxy materials, please MARK, SIGN, DATE AND RETURN your proxy card in the postage-paid envelope. You may also vote by telephone by following the instructions on your proxy card. If you are voting on the Internet, have the control number from your Notice or proxy card ready, and please do not mail your proxy card. If you hold shares in multiple accounts and receive more than one set of proxy materials, please submit your proxy or voting instructions for each account for which you received a set of proxy materials.

Proxies submitted over the Internet must be received by 11:59 p.m. Eastern Time, on December 16, 2026. Submitting a proxy authorizes the persons appointed as proxies to vote your shares at the Annual Meeting in the manner that you have indicated. The persons named in the form of proxy (David Bailey, Amanda Fabiano and Kyle Simon) have advised that they will vote all shares represented by proxy unless authority to vote is withheld by the stockholder granting the proxy. If your proxy does not indicate your vote, the persons named in the proxy will vote your shares “FOR” the approval and adoption of the Proposed A&R Certificate to declassify the Board of Directors, “FOR” the ratification of the appointment of Wolf as our independent registered public accounting firm for the fiscal year ending December 31, 2026, “FOR” each director nominee listed pursuant to Proposal 3(a), “FOR” the Class II director nominees pursuant to Proposal 3(b), and “FOR” the approval of the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are not sufficient votes in favor of Proposal 1 or if there are not sufficient shares present to establish a quorum. If any other matters properly come before the Annual Meeting, your shares will be voted in accordance with the discretion of the persons named in the proxy.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet. If Internet voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of independent auditors, but not the election of directors or the approval of an amendment to a certificate of incorporation (collectively, the “non-routine matters”). Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for these non-routine matters unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly.

Voting at the Annual Meeting. Although we encourage you to complete and return a proxy prior to the Annual Meeting to ensure that your vote is counted, you may virtually attend and vote at the Annual Meeting by registering in advance with your control number at www.proxydocs.com/NAKA. If you are a registered holder of your shares and wish to vote during the Annual Meeting, please enter the control number located on your proxy card or Notice and other required information at the registration site and follow the instructions you receive via email, which will provide you with access to vote during the Annual Meeting, as described under “How do I attend the Annual Meeting virtually?” below. If you hold shares through a broker, bank or other nominee and wish to be able to vote during the Annual Meeting, you must follow the instructions provided by your broker, bank or other nominee, visit the registration site referenced above, click the “Attend Meeting” button and follow the instructions. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and submit a copy in advance of the Annual Meeting. Further instructions will be provided to you via email. The procedures for voting online, by mail, and virtually at the Annual Meeting comply with Delaware law and are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

Please note that you cannot vote your shares by filling out and returning the Notice. The Notice does, however, include instructions on how to vote your shares.

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9.	Is there a deadline for submitting proxies electronically or by mail?

Yes. Proxies submitted electronically as described above must be submitted by 11:59 p.m. Eastern Time on December 16, 2026. Proxies submitted by telephone must be submitted by the deadline set forth in the instructions on the proxy card.

Proxies submitted by mail must be received before the close of the Annual Meeting on December 17, 2026.

Each valid proxy received in time will be voted at the Annual Meeting in accordance with your instructions, regardless of the submission method used.

10.	What if I am a stockholder of record entitled to vote at the Annual Meeting and do not specify a choice for a matter when returning a proxy?

All proxies properly submitted pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. If you properly submit a proxy, but do not provide specific voting instructions, your shares will be voted:

(1)	FOR the approval and adoption of the Proposed A&R Certificate to declassify the Board of Directors and provide for the immediate annual election of all directors;
(2)	FOR the ratification of the appointment of Wolf as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
(3)(a)	FOR each of the nominees under Proposal 3(a), it being understood that only the alternative applicable to the outcome of Proposal 1 will be submitted for action and counted at the Annual Meeting
(3)(b)	FOR the nominees under Proposal 3(b), it being understood that only the alternative applicable to the outcome of Proposal 1 will be submitted for action and counted at the Annual Meeting
(4)	FOR the approval of the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are not sufficient votes in favor of Proposal 1 or if there are not sufficient shares present to establish a quorum

If you have returned a signed and completed proxy card and other matters are properly presented at the Annual Meeting for consideration, the proxy holders appointed by our Board (the persons named in your proxy card if you are a stockholder of record) will have the discretion to vote your shares on those matters for you.

11.	What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet. If Internet voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

If you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote your shares on routine matters, but not on non-routine matters. Whether a matter is routine is determined under the rules of the New York Stock Exchange, which govern the voting of uninstructed shares held by member brokers even where, as here, the issuer’s securities are listed on the Nasdaq Stock Market (“Nasdaq”).

As such, if your shares are held in an account at a bank or brokerage firm, that bank or brokerage firm will NOT be permitted to vote your shares with respect to Proposal 1 (the Proposed A&R Certificate), Proposal 3(a) (the election of six director nominees), Proposal 3(b) (the election of the Class II directors), or Proposal 4 (the adjournment of the Annual Meeting), which we expect to be considered non-routine matters, unless you provide instructions as to how your shares should be voted. Proposal 2 (the ratification of the appointment of the independent registered public accounting firm) is expected to be considered a routine matter, so your broker, bank or other nominee that holds your shares has discretion to vote your shares on Proposal 2 if they do not otherwise receive voting instructions from you. Accordingly, we do not expect there to be any broker non-votes for Proposal 2.

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If you hold shares through a broker, bank or other nominee and wish to be able to vote during the Annual Meeting, you must follow the procedures described under “How do I cast my vote if I am a stockholder of record entitled to vote at the Annual Meeting?” above, which may require you to obtain a legal proxy from your broker, bank or other nominee and submit a copy in advance of the Annual Meeting. If you do not complete the applicable procedures, you cannot vote at the Annual Meeting, although you are still encouraged to vote prior to the Annual Meeting as described above.

12.	How are broker non-votes and abstentions counted?

A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal, because the broker does not have authority to vote on a non-discretionary item (i.e., Proposal 1, Proposal 3(a), Proposal 3(b), and Proposal 4) and has not received voting instructions from its client.

Broker non-votes, withheld votes, and abstentions by stockholders from voting (including brokers holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether a quorum is present. Because Proposal 1 requires the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting, abstentions and broker non-votes will have the same effect as a vote “Against” Proposal 1. Regarding Proposals 3(a) and 3(b), because directors are elected by a plurality of the votes cast, withheld votes and broker non-votes will have no effect on the outcome of either Proposal 3(a) or Proposal 3(b). Because each of Proposal 2 and Proposal 4 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter, abstentions will have the same effect as a vote “Against” each of those proposals. Proposal 2 is expected to be considered a routine matter, so your broker, bank or other nominee that holds your shares has discretion to vote your shares on Proposal 2 if they do not otherwise receive voting instructions from you. Accordingly, we do not expect there to be any broker non-votes for Proposal 2.

13.	What constitutes a quorum?

A quorum will be present if holders of a majority of the outstanding voting power of our Common Stock entitled to vote at the Annual Meeting, as of the Record Date, are present in person or represented by proxy at the Annual Meeting. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting.

14.	What can I do if I change my mind after I vote my shares? Can I revoke my proxy?

At any time prior to the completion of voting at the Annual Meeting, if you are a stockholder of record, you may change your vote either by:

●	submitting a later-dated proxy or electronically before 11:59 p.m. Eastern Time on December 16, 2026;

●	submitting a later-dated proxy by telephone before the deadline set forth in the instructions on the proxy card;

●	delivering a later-dated mailed proxy received before the close of the Annual Meeting on December 17, 2026;

●	giving written notice to our Secretary revoking your proxy; or

●	voting online at the Annual Meeting.

Attendance at the Annual Meeting will not, by itself, revoke a previously submitted proxy. If you hold your shares in street name, you must follow the instructions provided by your broker, bank or other nominee to revoke or change your voting instructions, or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, you may change your vote by attending the Annual Meeting and voting virtually.

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15.	Who will count the vote?

A representative of Odyssey will tabulate the votes and act as inspector of election.

16.	May I see a list of stockholders entitled to vote as of the Record Date?

Yes. A list of registered stockholders as of the close of business on the Record Date will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of ten days ending on the day before the Annual Meeting during ordinary business hours at our principal place of business at 300 10th Ave South, Nashville, TN 37203, or on a reasonably accessible electronic network as provided by the Company. During the Annual Meeting, such list will be available for examination at the Annual Meeting through the meeting portal.

17.	How do I attend the Annual Meeting virtually?

We will host the Annual Meeting live online via audio webcast. Stockholders of record and beneficial owners as of the close of business on the Record Date can attend the Annual Meeting live online by registering in advance at www.proxydocs.com/NAKA. You will not be able to attend the Annual Meeting physically in person. The webcast will start at 9:00 am Eastern Time. Stockholders may vote and submit questions, subject to the applicable voting procedures, while attending the Annual Meeting online. Beneficial owners should refer to “How do I cast my vote if I am a stockholder of record entitled to vote at the Annual Meeting?” above for the procedures required to vote at the Annual Meeting.

As part of the registration process, you must enter the control number located on your proxy card, voting instruction form or Notice and other required information. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you may also need to provide the registered name on your account and the name of your broker, bank or other nominee. Upon entry of this information, you will receive further instructions via email that will provide you with access to the Annual Meeting and the ability to vote and submit questions during the Annual Meeting. Stockholders may begin to log in to the Annual Meeting 15 minutes prior to the start of the Annual Meeting. We encourage you to access the Annual Meeting prior to the start time to allow ample time to complete the online check-in process. If you encounter any difficulties accessing the Annual Meeting during the check-in or Annual Meeting time, including any difficulties voting or submitting questions, please use the link on the meeting portal website titled “Having trouble? Please view the Meeting Access FAQs Guide” for FAQs and a technical support telephone number that can be called before or during the Annual Meeting.

18.	Why is the Annual Meeting a virtual, online meeting?

Our Annual Meeting will be a virtual meeting of stockholders conducted via live audio webcast. By conducting our Annual Meeting solely online, we eliminate many of the costs associated with a physical meeting. In addition, we believe that hosting a virtual meeting facilitates stockholder attendance and broader participation by enabling stockholders to participate fully and equally, and at no cost to attend, using an Internet-connected device from any location around the world. We believe a virtual meeting also improves our ability to communicate more effectively with our stockholders regardless of size, resources or physical location, during the Annual Meeting. We have designed the virtual meeting to provide you with the same rights to participate as you would have at an in-person meeting, including providing opportunities to submit questions during the Annual Meeting.

19.	Who will pay the cost of solicitation?

We will pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited by our employees and directors, without additional compensation, in person, or by mail, courier, telephone, email or facsimile. The Board deemed it necessary and in the best interests of the Company and its stockholders to retain Sodali & Co., a proxy solicitation firm (“Sodali”), to solicit proxies for the Annual Meeting for approximately $20,000, plus out-of-pocket expenses, all of which will be paid by the Company.

We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of our shares held of record by such persons. We may reimburse such brokerage houses, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. If you have any questions or need assistance voting your shares, please contact Sodali at: Sodali & Co, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902. Telephone: (800) 662-5200. Banks and Brokers: (203) 658-9400. Email: NAKA.info@investor.sodali.com.

20.	How can I access the Proxy Statement and Annual Report?

As described in the Notice, our Proxy Statement and Annual Report are available online at www.proxydocs.com/NAKA.

These proxy materials are also available in the “Investors” section of our website: https://investors.nakamoto.com in the “SEC Filings” subsection.

If you have received a Notice and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

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PROPOSAL NO. 1: APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR THE IMMEDIATE ANNUAL ELECTION OF ALL DIRECTORS

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS.

General

The Company currently operates under its Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 17, 2025, as amended by the Certificate of Amendment filed on January 16, 2026, which changed the Company’s name to Nakamoto Inc., and by the Second Certificate of Amendment to effect the Reverse Stock Split (the Certificate of Incorporation, as so amended, the “Existing Certificate”). After continued evaluation of our corporate governance practices and procedures, our Board of Directors and the nominating and corporate governance committee of the Board of Directors (the “Nominating and Corporate Governance Committee”) determined that it would be advisable and in the best interests of the Company and our stockholders to declassify the Board of Directors and to integrate the Existing Certificate and its prior amendments into a single instrument. Our Board of Directors is therefore asking stockholders to approve and adopt the Proposed A&R Certificate (such proposal “Proposal 1”).

The Proposed A&R Certificate would both restate and integrate the Existing Certificate and its prior amendments into a single instrument and further amend Article V to declassify the Board of Directors as described below, together with the related conforming change to the treatment of newly created directorships and vacancies. Except for the declassification and that related conforming change, no substantive change to the rights of our stockholders or to the authority of our Board of Directors is intended.

As permitted by Section 245(c) of the DGCL, the Proposed A&R Certificate omits provisions of the Existing Certificate that are no longer operative, namely the provisions naming the Company’s initial directors and its incorporator and the one-time mechanics that effected the 1-for-40 reverse stock split after that split became effective. Those omissions are not further amendments to the Existing Certificate, do not re-effect the reverse stock split and are not intended to alter any current stockholder rights. This description of Proposal 1 is qualified in its entirety by reference to the complete text of the Proposed A&R Certificate, which is attached to this Proxy Statement as Annex A.

If Proposal 1 is approved by our stockholders, we intend to file the Proposed A&R Certificate with the Secretary of State of the State of Delaware promptly after the vote on Proposal 1 and, in any event, before the vote on the election of directors, while the Annual Meeting remains in session. The Proposed A&R Certificate would become effective upon that filing or at the effective time specified in it, in either case before the vote to elect directors pursuant to Proposal 3(a) or 3(b). Upon effectiveness, the Proposed A&R Certificate would supersede the Existing Certificate and the prior certificates of amendment in their entirety.

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Declassification of the Board

Currently, the Existing Certificate divides our Board of Directors into three classes, designated as Class I, Class II and Class III. Each class consists, as nearly equal in number as possible, of one-third of the total number of directors constituting the entire Board of Directors, with each class of directors elected to serve three-year staggered terms of office. Specifically:

●	The directors designated as Class I directors have terms expiring at the 2028 annual meeting of stockholders;
●	The directors designated as Class II directors have terms expiring at the Annual Meeting of stockholders (and if reelected at the Annual Meeting will have terms expiring at the 2029 annual meeting of stockholders); and
●	The directors designated as Class III directors have terms expiring at the 2027 Annual Meeting of stockholders.

For more information on the current members of our Board, see “Proposal 3(b): Election of Class II Directors if Proposal No. 1 Is Not Approved” and “Proposal 3(a): Election of All Directors if Proposal No. 1 Is Approved” on page 15 of this Proxy Statement.

Purpose of Proposal 1

In considering whether to agree to declassify our Board of Directors, our Nominating and Corporate Governance Committee and our Board conducted a careful assessment of the advantages of both classified and declassified boards, as set forth below.

	Advantages of Classified Board		Advantages of Declassified Board
●	Enhances stability and continuity of the Board because incumbent directors have institutional knowledge of the Company;	●	Increases accountability of members of the Board;

●	Promotes the Company’s long-term operating strategy and execution of management’s strategic plan; and	●	Encourages members of the Board to focus on stockholder interests; and

●	Protects against certain abusive takeover tactics.	●	Aligns the Company’s corporate governance with what is considered to be a “best practice” in corporate governance by the investor community.

Furthermore, our Board of Directors also concluded that it can continue to effectively oversee the management and protect the best interests of the Company and its stockholders under an annual term election system.

Upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has determined that it is in the best interests of the Company and its stockholders to adopt the Proposed A&R Certificate in order to eliminate the classified structure of the Board of Directors and to provide for the annual election of all directors, and has resolved to submit Proposal 1 to stockholders for their consideration and adoption at the Annual Meeting, and has recommended that stockholders vote to adopt Proposal 1.

Impact of Proposal 1

Annual Elections of Directors

If Proposal 1 is approved at the Annual Meeting, we intend to file the Proposed A&R Certificate with the Secretary of State of the State of Delaware promptly after the vote on Proposal 1 and before the vote on the election of directors, while the Annual Meeting remains in session. Upon effectiveness, the classified structure of our Board of Directors would be eliminated, and the division of our directors into Class I, Class II, and Class III would terminate and those class designations would cease to apply. Each of our incumbent Class I, Class II, and Class III directors is expected to tender a resignation from his or her existing classified term, contingent upon and effective at the filing and effectiveness of the Proposed A&R Certificate and before the vote on the election of directors. All six of our incumbent directors would then stand for election at the Annual Meeting under Proposal 3(a), and each director elected under Proposal 3(a) would serve a term expiring at the 2027 Annual Meeting and until a successor is duly elected and qualified or until his or her earlier death, resignation, disqualification or removal. If Proposal 1 is approved and the Proposed A&R Certificate becomes effective before the director vote, Proposal 3(b) will not be submitted for action at the Annual Meeting.

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Because the Proposed A&R Certificate would shorten the unexpired terms for which our Class I and Class III directors were elected, each of those directors would serve a term shorter than the three-year term to which he or she was elected, and each would stand for election at the Annual Meeting under Proposal 3(a). Our Board of Directors has determined that the accelerated transition to annual elections is in the best interests of the Company and its stockholders.

Vacancies

Under the Existing Certificate, a director elected by the remaining directors to fill a newly created directorship or other vacancy holds office for the remainder of the term of the class to which that director is elected. If Proposal 1 is approved and the Proposed A&R Certificate becomes effective, a director elected to fill a newly created directorship or any other vacancy would instead hold office only until the next annual meeting of stockholders at which directors are elected, and until his or her successor has been duly elected and qualified. Vacancies and newly created directorships would continue to be filled by the remaining directors rather than by the stockholders.

Removal of Directors

Under Section 141(k) of the DGCL, the stockholders of a corporation with a classified board may generally remove a director only for cause, unless the certificate of incorporation provides otherwise. Because our Board of Directors is currently classified, our directors may generally be removed only for cause. If Proposal 1 is approved and the Proposed A&R Certificate becomes effective, our Board of Directors would cease to be classified upon effectiveness, and our directors would thereafter generally be removable with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors.

If Proposal 1 is not approved at the Annual Meeting, or if the Proposed A&R Certificate is not filed and does not become effective before the vote on the election of directors, the Proposed A&R Certificate will not be filed, the Existing Certificate will remain in effect and our Board of Directors will remain classified. In that event, only Proposal 3(b) will be submitted for action at the Annual Meeting, our stockholders will be asked to elect Charles P. Blackburn and Tyler Evans as Class II directors for three-year terms expiring at the 2029 annual meeting of stockholders, and our incumbent Class I and Class III directors will continue to serve their existing terms, subject to earlier termination in accordance with applicable law and our governing documents.

VOTE REQUIRED

If a quorum is present, under Sections 242 and 245 of the DGCL, the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to approve and adopt the Proposed A&R Certificate. Because approval requires a majority of the outstanding shares rather than a majority of the shares voted, abstentions and broker non-votes will have the same effect as a vote “Against” this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unanimously recommends that the stockholders vote FOR the approval and adoption of the Proposed A&R Certificate to declassify the Board of Directors.

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PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

The audit committee of the Board (the “Audit Committee”) appointed Wolf as the Company’s auditor and independent registered public accounting firm for the year ending December 31, 2026. The Board of Directors is submitting the Audit Committee’s selection of Wolf to stockholders for ratification at the Annual Meeting.

If the selection of the independent registered public accounting firm is not ratified by stockholders, the Audit Committee will reconsider its selection. Even if the selection is ratified by stockholders, the Audit Committee, in its discretion, may determine to appoint a different independent registered public accounting firm if the Audit Committee believes that it would be in the best interests of the Company and its stockholders.

Representatives of Wolf are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to stockholder questions.

Change in Independent Registered Public Accounting Firm

On June 17, 2026, the Audit Committee dismissed Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as the Company’s independent registered public accounting firm and approved the engagement of Wolf as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and the interim periods ending June 30, 2026 and September 30, 2026.

The reports of Sadler Gibb on the Company’s financial statements for the fiscal years ended December 31, 2025 and December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period through June 17, 2026, there were no disagreements between the Company and Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Sadler Gibb’s satisfaction, would have caused Sadler Gibb to make reference to the subject matter of the disagreement in its reports.

During that period, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that the Company previously disclosed a material weakness in its internal control over financial reporting in its Annual Report, which the Audit Committee discussed with Sadler Gibb. The Company authorized Sadler Gibb to respond fully to inquiries of Wolf concerning the material weakness.

During the Company’s two most recent fiscal years and the subsequent interim period through June 17, 2026, neither the Company nor anyone acting on its behalf consulted with Wolf regarding any of the matters described in Item 304(a)(2) of Regulation S-K.

Representatives of Sadler Gibb are not expected to be present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

VOTE REQUIRED

If a quorum is present, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to ratify the appointment of Wolf. Abstentions will have the same effect as a vote “Against” this proposal. Because this proposal is expected to be considered a routine matter, we do not expect any broker non-votes on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the appointment of Wolf.

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Fees Billed by the Former Independent Registered Public Accounting Firm

The following table shows the fees billed by Sadler Gibb, the Company’s former independent registered public accounting firm, for the audits of the Company’s consolidated financial statements and for other services rendered in the years 2025 and 2024. Wolf was engaged on June 17, 2026 and billed no fees for the periods presented.

Lead Audit Firm	2025	2024
Audit Fees	$295,000	$93,311
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total:	$295,000	$93,311

The aggregate total of accounting fees was $295,000 in 2025 compared to $93,311 in 2024.

Audit Fees. Fees for professional services rendered for the audit of the Company’s annual financial statements and review of the financial statements included in our Quarterly Reports on Form 10-Q, and for services that are normally provided by the accountants in connection with regulatory filings or engagements. The lead audit firm in both 2025 and 2024 was Sadler Gibb. The 2025 aggregated audit fee total was $295,000 compared to $93,311 in 2024.

Audit-Related Fees. Fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, such as fees for the adoption of new accounting standards. The Company did not incur any audit-related fees for the fiscal years ended December 31, 2025 and December 31, 2024.

Tax Fees. Fees for tax filing, preparation and tax advisory services. Sadler Gibb did not charge the Company any tax fees for the years ended December 31, 2025 and December 31, 2024. In both 2025 and 2024, independent firms prepared the tax returns and provided additional consulting required for state and federal compliance.

All Other Fees. Fees billed for products and services other than those described above. The Company did not incur any other fees for the fiscal years ended December 31, 2025 and December 31, 2024.

Audit Committee Policy and Approval

The engagements of the Company’s auditors to perform the above-described services were made by the Audit Committee. This includes independent auditor firms other than Wolf and Sadler Gibb that were required for financial audits of the Company, the completion of tax returns for the Company and statutory audits of the Company’s employee benefits plans. Pursuant to the charter of the Audit Committee, the Audit Committee must pre-approve all audit and permitted non-audit and tax services that may be provided by our independent auditors. During 2025 and 2024, all services provided by Sadler Gibb were pre-approved by the Audit Committee.

Auditor Independence

The Audit Committee has considered whether the provision of the services rendered for non-audit matters is compatible with maintaining auditor independence and concluded that auditor independence was not impaired by performing such work for the Company, where applicable.

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PROPOSAL NO. 3(a): ELECTION OF ALL DIRECTORS IF PROPOSAL NO. 1 IS APPROVED

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE SIX DIRECTOR NOMINEES LISTED BELOW.

General

Proposal 3(a) will be submitted for action at the Annual Meeting only if Proposal 1 is approved and the Proposed A&R Certificate is filed and becomes effective before the vote on the election of directors. In that event, the classified structure of our Board of Directors will have terminated, the Class I, Class II and Class III designations will have ceased to apply, and all of our directors will stand for election at the Annual Meeting. If Proposal 1 is not approved, or if the Proposed A&R Certificate is not filed and does not become effective before the director vote, Proposal 3(a) will not be submitted for action and no votes cast on Proposal 3(a) will be counted; instead, only Proposal 3(b) will be submitted for action.

On the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors, including its independent directors, has selected and approved the following six nominees for election as directors under Proposal 3(a), each of whom currently serves as a member of our Board of Directors:

●	David Bailey

●	Charles P. Blackburn

●	Perianne Boring

●	Tyler Evans

●	Greg Xethalis

●	Mark W. Yusko

Since August 3, 2026, our Board of Directors has maintained a director vacancy. No director nominee is proposed to fill the vacancy under Proposal 3(a).

If Proposal No. 1 is approved, the six director nominees named in this Proxy Statement will stand for reelection, each to serve, if elected, until the 2027 Annual Meeting of stockholders, or until their successors are duly elected and qualified or until such director’s earlier death, disqualification, resignation or removal. Each nominee has agreed to serve if elected at the Annual Meeting. The biographical information and qualifications for each nominee may be found below under the heading “Directors and Nominees.”

In the event that any nominee is unable to serve or declines to serve at the time of the Annual Meeting, the persons appointed by the Board to act as proxies at the Annual Meeting will exercise discretionary authority to vote for a substitute nominee designated by our Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of the nominees named above. The proxy cannot be voted for a greater number of persons than the six nominees named above.

Charles P. Blackburn and Tyler Evans are nominees under both Proposal 3(a) and Proposal 3(b). Only one of Proposal 3(a) and Proposal 3(b) will be submitted for action at the Annual Meeting, and no director will be elected twice.

VOTE REQUIRED

If a quorum is present, under Section 2.09(b) of our Bylaws, the nominees for director under Proposal 3(a) will be elected to the Board of Directors by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Because directors are elected by a plurality, votes withheld and broker non-votes will have no effect on the outcome of the election.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unanimously recommends that the stockholders vote FOR each of the six director nominees named above, Mr. David Bailey, Mr. Charles P. Blackburn, Ms. Perianne Boring, Mr. Tyler Evans, Mr. Greg Xethalis and Mr. Mark W. Yusko.

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PROPOSAL NO. 3(b): ELECTION OF CLASS II DIRECTORS IF PROPOSAL NO. 1 IS NOT APPROVED

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” WITH RESPECT TO THE ELECTION OF THE TWO CLASS II DIRECTOR NOMINEES LISTED BELOW.

General

Proposal 3(b) will be submitted for action at the Annual Meeting only if Proposal 1 is not approved. In that event, the terms of our Class II directors expire at the Annual Meeting and two Class II directors are to be elected at the Annual Meeting. If Proposal 1 is approved and the Proposed A&R Certificate becomes effective before the director vote, Proposal 3(b) will not be submitted for action and no votes cast on Proposal 3(b) will be counted; instead, all of our directors will stand for election under Proposal 3(a).

On the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors, including its independent directors, has selected and approved Charles P. Blackburn and Tyler Evans as nominees for re-election as Class II directors, the class being elected at the Annual Meeting. Since August 3, 2026, the Board of Directors has maintained a Class II director vacancy. No director nominee is proposed to fill the vacancy.

If Proposal No. 1 is not approved, the two nominees for Class II directors named in this Proxy Statement, Charles P. Blackburn and Tyler Evans, will stand for reelection, each to serve, if elected, until the 2029 annual meeting of stockholders, or until their successors are duly elected and qualified or until such director’s earlier death, disqualification, resignation or removal. Please see “Proposal 1: Approval and Adoption of the Amended and Restated Certificate of Incorporation to Declassify the Board of Directors and Provide for the Immediate Annual Election of All Directors” and “Proposal 3(a): Election of All Directors if Proposal No. 1 Is Approved” for a description of the alternative director election that would be conducted if Proposal 1 is approved.

Each of Mr. Blackburn and Mr. Evans currently serves as a member of our Board of Directors and has agreed to serve if elected at the Annual Meeting. The biographical information for Mr. Blackburn and Mr. Evans may be found below under the heading “Directors and Nominees — Nominees for Election to the Board of Directors (Class II Nominees).”

In the event that either Mr. Blackburn or Mr. Evans is unable to serve or declines to serve at the time of the Annual Meeting, the persons appointed by the Board to act as proxies at the Annual Meeting will exercise discretionary authority to vote for substitutes. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named above. The proxy cannot be voted for a greater number of persons than the two nominees named above.

VOTE REQUIRED

If a quorum is present, under Section 2.09(b) of our Bylaws, each of the nominees for Class II directors will be elected to the Board of Directors by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Because directors are elected by a plurality, votes withheld and broker non-votes will have no effect on the outcome of the election.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unanimously recommends that the stockholders vote FOR the election of each of the Class II director nominees, Mr. Charles P. Blackburn and Mr. Tyler Evans.

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DIRECTORS AND NOMINEES

The following table and the biographical information that follows provide certain information about each of our directors. Such information is current as of October 26, 2026. If Proposal 1 is approved and the Proposed A&R Certificate becomes effective before the director vote, all six of our directors are nominees for election at the Annual Meeting under Proposal 3(a). If Proposal 1 is not approved, Mr. Charles P. Blackburn and Mr. Tyler Evans are the nominees for election as Class II directors at the Annual Meeting under Proposal 3(b), and our remaining directors will continue to serve their existing terms. The information presented below for each director includes the specific experience, qualifications, attributes and skills that led us to the conclusion that such individual should be nominated to serve on our Board of Directors in light of our business, and that each director offers significant individual attributes and contributions important to our Board’s overall composition and functioning.

There is no family relationship between any of our executive officers, directors or director nominees. Each of our directors has served as a director since August 14, 2025, except Mr. Tyler Evans, who was appointed to our Board of Directors as a Class II director effective May 22, 2026.

Name	Age	Position
David Bailey	36	Chief Executive Officer and Chairman of the Board
Charles P. Blackburn	46	Independent Director
Perianne Boring	38	Independent Director
Tyler Evans	34	Chief Investment Officer and Director
Greg Xethalis	49	Independent Director
Mark W. Yusko	63	Independent Director

Nominees for Election to the Board of Directors under Proposal 3(a) and Proposal 3(b) (Class II Nominees)

Charles P. Blackburn has served as a member of our Board and as chair of our Audit Committee since August 14, 2025. Since August 2025, he has been the Founding Partner of Elevate Capital, where he leads accounting-firm acquisition and corporate development initiatives, including financial analysis, diligence, capital planning, and governance. From November 2019 to August 2025, he served as Director of Business Development at Cherry Bekaert Advisory, a national accounting and advisory firm. He has been an investor partner at NueCura Partners since 2014, invests in multiple private equity funds, and serves on the advisory boards of technology companies Spintel and Monarch. Mr. Blackburn holds a bachelor’s degree in Management Information Systems from the University of Mississippi and an MBA from Western Governors University. We believe Mr. Blackburn is qualified to serve as a member of our Board due to his accounting-industry experience and background in financial analysis, investing, and corporate development.

Tyler Evans has served as a member of our Board since his appointment as a Class II director effective May 22, 2026, and has served as our Chief Investment Officer since August 14, 2025. Mr. Evans brings extensive executive, investing and technology leadership experience, including his current role as a director of BTC Inc (“BTC Inc”) and as the Chief Investment Officer and a director of UTXO Management GP, LLC, a wholly-owned subsidiary of the Company (“UTXO”). Mr. Evans is a co-founder of both BTC Inc and UTXO, and previously served as a director of BTC Inc from August 2014 through November 2025, as an officer of BTC Inc from August 2014 through February 2026 and as a managing partner of UTXO from September 2019 to February 2026. Mr. Evans holds board positions at Metaplanet Inc., Smarter Web Company PLC, Matador Inc. and Bitcoin Infrastructure Acquisition Corp. Mr. Evans holds a Bachelor of Science in Chemical Engineering from the University of Alabama. We believe Mr. Evans is qualified to serve as a member of our Board due to his extensive experience in Bitcoin and digital asset investing, technology and corporate leadership.

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Nominees for Election to the Board of Directors under Proposal 3(a) (Current Class I and Class III Directors)

Perianne Boring has served as a member of our Board since August 14, 2025. She is a Partner at Off the Chain Capital, an investment firm focused on blockchain and digital asset opportunities. Ms. Boring is the Founder and former Chief Executive Officer of The Digital Chamber, a 501(c)(6) trade association representing the blockchain industry, where she served from May 2014 to May 2025 and now chairs its board of directors. Ms. Boring holds a Bachelor’s degree in Economics from the University of Florida. We believe Ms. Boring is qualified to serve as a member of our Board due to her decade of leadership and operational experience in the Bitcoin and digital asset industries.

Greg Xethalis has served as a member of our Board since August 14, 2025. Mr. Xethalis brings two decades of experience as a corporate and regulatory attorney, including through his role as General Counsel of SEC-registered investment advisor Multicoin Capital Management, LLC since 2021, and his 13 years as an attorney in the Bitcoin and digital assets spaces. Prior to joining Multicoin Capital Management, Mr. Xethalis was a partner in the investment management and fintech practices at Chapman and Cutler LLP from May 2019 to July 2021. Mr. Xethalis has served as a director of the Blockchain Association, Inc. since January 2025, as a director of the DeFi Education Foundation since May 2024, and as a Senior Lecturing Fellow for Duke University School of Law, where he has taught FinTech and Blockchain Law and Policy, beginning in January 2022. Mr. Xethalis holds a Juris Doctor from Fordham University School of Law and a Bachelor’s degree in American Studies from Vanderbilt University. We believe Mr. Xethalis is qualified to serve as a member of our Board due to his experience as a corporate and regulatory lawyer in the Bitcoin and financial industry.

David Bailey has served as our Chief Executive Officer and Chairman of the Board since August 14, 2025. Mr. Bailey brings over a decade of experience in finance and entrepreneurship, and is a co-founder of BTC Inc, where he served as chief executive officer from February 2015 to November 2025 and has served as a director since its founding in February 2015. From September 2019 to February 2026, Mr. Bailey served as a General Partner at UTXO. Mr. Bailey also holds a board position at Moon Inc (HK Asia Holdings Limited). Mr. Bailey holds a Bachelor of Arts in Finance and Entrepreneurship from the University of Alabama Honors College. We believe Mr. Bailey is qualified to serve as a member of our Board due to his extensive experience in the Bitcoin, asset management and media industries.

Mark Yusko has served as a member of our Board since August 14, 2025. He brings over two decades of experience in providing investment management services to institutional and qualifying clients, including through his roles as Chief Executive Officer, Chief Investment Officer and Managing Partner of Morgan Creek Capital Management, LLC, an SEC-registered investment adviser, roles he has held since July 2004, and as Managing Partner at Morgan Creek Digital since June 2018. Mr. Yusko holds a Master of Business Administration from the University of Chicago, and a Bachelor of Science from the University of Notre Dame. We believe Mr. Yusko is qualified to serve as a member of our Board due to his extensive experience in the financial industry and past senior leadership roles.

CORPORATE GOVERNANCE

We are committed to good governance practices. Our governance practices seek to ensure that we conduct our affairs in a manner that meets the high standards we have set for our people, products, and services. We believe that good governance builds integrity and trust, strengthens the accountability of our Board, management and employees and promotes the long-term interests of our stockholders.

Affirmative Determinations Regarding Director and Nominee Independence

Nasdaq listing standards require that a majority of the Board of Directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The definition also includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. To help determine whether a director is independent, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

Our Board has determined that each of the following directors satisfies our independence standards, Nasdaq’s listing standards, and applicable SEC rules: Mr. Charles P. Blackburn, Ms. Perianne Boring, Mr. Greg Xethalis, and Mr. Mark Yusko. Prior to their resignations, Ms. Amy Powell, Mr. Christian Robinson, Mr. Gary Seelhorst, and Mr. Eric Weiss satisfied our independence standards, Nasdaq’s listing standards, and applicable SEC rules.

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Director Nomination Process

The Nominating and Corporate Governance Committee recommends nominees for our Board consistent with the criteria determined by our Board. The Nominating and Corporate Governance Committee may receive recommendations from other directors and executives and may, when appropriate, seek assistance from third-party search firms with respect to identifying and vetting qualified candidates for the Board’s consideration. The Nominating and Corporate Governance Committee will also consider nominations from stockholder(s) to the extent the nomination complies with all procedures and includes all information about the candidate(s) required by our Bylaws and our Nominating and Corporate Governance Committee Charter which can be found on our website as described below under “Stockholder Engagement.” For more information please reference the “Stockholder Proposals” section in this Proxy Statement. Nominations from stockholder(s) that are made in accordance with these procedures and include all required information (such as (i) information about each prospective director nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had the prospective director nominee been nominated by the Board, and (ii) that the prospective director nominee has consented to be named, if nominated, as a nominee and, if elected, to serve as a director) will be considered by the Nominating and Corporate Governance Committee in accordance with the criteria discussed above and in the same manner as other nominations, and the Nominating and Corporate Governance Committee will present its recommendation to our Board. To date, the Company has not received any recommendations from stockholders requesting a candidate for inclusion among the slate of nominees in this Proxy Statement.

Board Leadership Structure

David Bailey serves as our Chief Executive Officer (the “CEO”) and Chairman of our Board. We do not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as we believe it is in the best interests of our Company to make that determination based on the position and direction of the Company and membership of our Board.

Our Board has determined that having our CEO serve as Chairman of our Board is in the best interest of our stockholders at this time. This structure makes the best use of our CEO’s extensive knowledge of our Company and our industry, as well as fostering greater communication between our management team and the members of the Board.

Executive Sessions

Our Board meets at times in executive session without management directors or any members of management.

Attendance at Meetings

Regular meetings of our Board are held at such times as our Board may determine. In addition, special meetings of our Board may be called by the chairman of the Board, chief executive officer of the Company, a vice president, the secretary, or the chief financial officer, or at least two directors.

In fiscal year 2025, our Board held 19 meetings, the Audit Committee held four meetings and the compensation committee of the Board (the “Compensation Committee”) held one meeting separate from the regularly scheduled Board meetings. In that same period, the Nominating and Corporate Governance Committee did not hold a meeting separate from the regularly scheduled Board meetings. In fiscal year 2025, each director attended more than 87% of the aggregate of the total number of meetings of the Board (held during the period for which he or she has been a director) and more than 66% of the aggregate of the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served).

Our Board and its committees also act from time to time by written consent in lieu of meetings. Although we do not have a formal policy regarding attendance by members of our Board of Directors at our Annual Meeting, we encourage our directors to attend. Last year, all members of the Board attended our 2025 annual meeting of stockholders.

Board Committees

Our Board has established the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The composition and responsibilities of each committee are described below. Our Board has and may continue to establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by our Board. A copy of each charter of the committee’s set forth below, each of which complies with the applicable requirements of current SEC and Nasdaq rules, may be found in the “Investors” section of our website: https://nakamoto.com/ in the “Governance” subsection.

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The following table sets forth the members of each standing committee of our Board as of the date of this Proxy Statement:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
David Bailey(1)
Charles P. Blackburn	C	*
Perianne Boring	*		*
Tyler Evans(2)
Greg Xethalis	*	C
Mark Yusko			C

*	Member
C	Chairperson
(1)	Mr. Bailey does not serve on a committee and is our CEO and Chairman of the Board.
(2)	Mr. Evans does not serve on a committee and is our Chief Investment Officer.

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee consists of Charles P. Blackburn, Perianne Boring and Greg Xethalis. Charles P. Blackburn serves as the chair of the Audit Committee.

Our Board has determined that Charles P. Blackburn, Perianne Boring and Greg Xethalis are independent under the applicable rules of the SEC and Nasdaq for Audit Committee membership. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of Nasdaq. Our Board has determined that Charles P. Blackburn qualifies as an “audit committee financial expert” as defined in the applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations.

The primary functions of the Audit Committee include:

●	monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

●	monitoring the independence and performance of the Company’s independent auditors and the Company’s accounting personnel;

●	providing an avenue of communication among the independent auditors, management, the Company’s accounting personnel, and the Board;

●	appointing and providing oversight for the independent auditors engaged to perform the audit of the financial statements;

●	discussing the scope of the independent auditors’ examination;

●	reviewing the financial statements and the independent auditors’ report;

●	reviewing areas of potential significant financial risk to the Company;

●	monitoring compliance with legal and regulatory requirements;

●	soliciting recommendations from the independent auditors regarding internal controls and other matters;

●	making recommendations to the Board;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	preparing the report required by Item 407(d) of Regulation S-K, as required by the rules of the Securities and Exchange Commission; and

●	performing other related tasks as requested by the Board.

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The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Compensation Committee

The Compensation Committee approves, or recommends to our Board of Directors, policies relating to compensation and benefits for our officers and employees. The Compensation Committee consists of Greg Xethalis and Charles P. Blackburn. Greg Xethalis serves as the chair of the Compensation Committee.

Our Board has determined that Greg Xethalis and Charles P. Blackburn are independent under the applicable rules and regulations of Nasdaq for Compensation Committee membership and that each also qualifies as a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The principal functions of the Compensation Committee include:

●	developing recommendations for the Board with respect to the compensation of the Company’s Chief Executive Officer and non-employee directors;

●	discharging the responsibilities of the Board relating to the approval of the compensation of the Company’s executive officers, other than the Chief Executive Officer;

●	making determinations with respect to the compensation programs and policies of the Company;

●	reviewing and discussing with the Company’s management, the Compensation Discussion and Analysis (the “CD&A”) and other Compensation Committee or executive compensation disclosures to be included in the Company’s annual proxy statement and/or annual report on Form 10-K, and determining whether to recommend to the Board of Directors that the CD&A be included in the proxy statement and/or annual report on Form 10-K; and

●	providing the Compensation Committee Report for inclusion in the Company’s annual proxy statement and/or annual report on Form 10-K that complies with the rules and regulations of the Securities and Exchange Commission.

The Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal or external legal, consulting or other advisors.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies and recommends individuals qualified to serve as directors of the Company and on committees of the Board. The Nominating and Corporate Governance Committee consists of Mark Yusko and Perianne Boring. Mark Yusko serves as the chair of the Nominating and Corporate Governance Committee.

Our Board has determined that Mark Yusko and Perianne Boring are independent under the applicable rules and regulations of Nasdaq for Nominating and Corporate Governance Committee membership.

The principal functions of the Nominating and Corporate Governance Committee include:

●	to oversee the administration of the Company’s Code of Ethics and Business Conduct and related policies;

●	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for election by the stockholders at each annual meeting. The Nominating and Corporate Governance Committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders;

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●	to ensure, in cooperation with the Compensation Committee, that no agreements or arrangements are made with directors or relatives of directors for providing professional or consulting services to the Company or an affiliate or an individual officer of the Company or one of their affiliates, without appropriate review and evaluation for conflicts of interest;

●	to ensure that Board members do not serve on more than three other for-profit public company boards that have a class of securities registered under the Securities Exchange Act of 1934 in addition to the Board. Newly appointed or elected directors shall have a grace period of nine (9) months to gain compliance with this condition;

●	to review the Board’s committee structure and to recommend to the Board for its approval, directors to serve as members of each committee as well as recommendations for committee chairs. The Nominating and Corporate Governance Committee shall review and recommend committee positions, including chairs of such committees, annually and shall recommend additional committee members to fill vacancies;

●	to review recommendations received from stockholders for persons to be considered for nomination to the Board, and to designate a member of the Nominating and Corporate Governance Committee to receive such communications directly from stockholders, and to publish the name and contact information of such person in the Company’s proxy statement for each of its annual meetings of stockholders;

●	to monitor compliance with the Company’s corporate governance guidelines. The Nominating and Corporate Governance Committee shall review the guidelines at least annually, and recommend changes as necessary to the Board;

●	to develop and implement an annual self-evaluation of the Board, both individually and as a Board, and of its committees. The Nominating and Corporate Governance Committee shall oversee the annual self-evaluations, with a focus on the effectiveness of the directors, Board, and committees as representative of the stockholders;

●	to review and recommend changes to procedures whereby stockholders may communicate with the Board;

●	to assess the independence of directors annually and report to the Board; and

●	to recommend to the Board for its approval, the leadership structure of the Board, including whether the Board should have an executive or non-executive Chair, whether the roles of Chair and Chief Executive Officer should combine, and whether a Lead Director of the Board should be appointed.

The Nominating and Corporate Governance Committee has the authority to obtain, at the expense of the Company, advice and assistance from search firms and internal or external legal, consulting, or other advisors.

Special Committee

On October 29, 2025, the Board formed a special committee (the “Special Committee”), comprised only of independent and disinterested directors of the Board, for the purpose of reviewing and approving the acquisition of BTC Inc, and UTXO, an investment firm focused on private and public Bitcoin companies, pursuant to separate merger transactions (the “BTC Merger” and “UTXO Merger,” respectively, and, collectively, the “Mergers”). The Special Committee held one meeting in 2025 and consisted of Perianne Boring, Greg Xethalis and Mark Yusko.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Greg Xethalis and Charles P. Blackburn. None of our executive officers currently serves nor in the past year has served, as a member of the compensation committee of any entity that has one or more executive officers serving on our Board of Directors.

Stockholder Engagement

We encourage you to visit the Governance area of the “Investor” section of our website (https://nakamoto.com/) where you will find detailed information about our corporate governance practices and policies, including our Nominating and Corporate Governance Committee charter.

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Communications with Directors

Nakamoto stockholders who wish to communicate with the Board, any of its committees, or with any individual director may write to the Company at 300 10th Ave South, Nashville, TN 37203 or email legal@nakamoto.com. Each communication should specify the applicable director(s) to be contacted, the general topic of the communication, and the number of shares of our Common Stock owned of record (if a record holder) or beneficially owned. We review all messages received and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to our Chairman. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints, commercial inquiries, employee grievances, or general information about the Company or our products, communications that do not relate to matters of stockholder interest are not forwarded to our Board. In addition, communications that are unduly hostile, threatening, illegal, or similarly unsuitable will be excluded, with the provision that any communication that is so filtered will be made available to any director upon any such director’s request.

Amended and Restated Insider Trading Policy

The Company has adopted the amended and restated insider trading policy (the “Amended and Restated Insider Trading Policy”) governing the purchase, sale and other dispositions of the Company’s securities by directors, officers, employees, consultants, and independent contractors (including any such person’s family members who reside with them, who are financially dependent on them, or who are subject to such person’s influence or control) of the Company and its subsidiaries (the “Applicable Persons”). The Company believes that the Amended and Restated Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations and the applicable Nasdaq listing standards. The Amended and Restated Insider Trading Policy also prohibits Applicable Persons from engaging in the following transactions:

●	short-term trading (selling any of the Company’s securities of the same class within six months after purchase, except pursuant to certain non-discretionary transactions);

●	short sales (selling any of the Company securities that they do not own at the time of the sale);

●	options trading (buying or selling puts or calls or other derivative securities on the Company’s securities);

●	trading on margin or pledging (holding the Company’s securities in a margin account or pledging them as collateral for a loan); and

●	hedging (entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities).

The Amended and Restated Insider Trading Policy was filed as Exhibit 19.1 to the Company’s Current Report on Form 8-K filed with the Commission on August 15, 2025.

Director or Officer Involvement in Certain Legal Proceedings

During the past ten years, none of our current directors or executive officers has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	subject to any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, that has not been reversed, suspended, or vacated;

●	subject of, or a party to, any order, judgment, decree or finding, not subsequently reversed, suspended, or vacated, relating to an alleged violation of a federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies, law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	subject of, or a party to, any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

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None of our directors, officers or affiliates, or any beneficial owner of 5% or more of our Common Stock, or any associate of such persons, is an adverse party in any material proceeding to, or has a material interest adverse to, us or any of our subsidiaries.

Role of the Board in Risk Oversight

Our Board oversees, with management, the various risks we face. Our Board and management consider risks in all facets of the Company, our business strategy and our overall business.

Our Board dedicates a portion of at least one meeting each year to evaluating and discussing risk, risk mitigation strategies and the Company’s internal control environment. Topics examined include, but are not limited to, strategic, operational, financial and compliance risks. Our Board’s risk oversight also includes an annual review of our strategic plan. Because overseeing risk is an ongoing process and inherent in our strategic decisions, our Board also receives input from senior management and considers risk at other times in the context of specific proposed actions.

In addition to our Board’s risk oversight responsibility, the Board’s committees are also charged with overseeing risks within their areas of responsibility and reviewing with the Board significant risks identified by management and management’s response to those risks. For example, our Audit Committee provides oversight to legal and compliance matters and helps to assess the adequacy of our risk-related internal controls. Our Compensation Committee considers risk and structures our executive compensation programs, if any, to provide incentives to appropriately reward executives for growth without undue risk taking. In addition, our Nominating and Corporate Governance Committee assesses risks relating to our corporate governance practices and the independence of our Board.

While our Board is actively involved in overseeing our risk management process, management is responsible for assessing and managing risk on a day-to-day basis. Our Board focuses on our general risk management strategy and helps ensure that appropriate risk mitigation strategies are implemented by management. Certain departments, such as finance, operations, legal, and individuals within other departments, focus on specific risks associated with different aspects of our business, from regulatory and financial risks to commercial and strategic risks. Senior members of management responsible for risk management report regularly to the appropriate Board committee or the Board, as appropriate. Our Board believes its administration of its risk oversight function has not adversely affected our Board’s leadership structure.

Cybersecurity Risk

Our Board and senior management recognize the critical importance of maintaining the trust and confidence of our stockholders, business partners and employees. Our management, led by our Chief Executive Officer, Chief Operating Officer, and General Counsel, are actively involved in oversight of our risk management efforts, and cybersecurity represents an important component of the Company’s overall approach to enterprise risk management (“ERM”). Our cybersecurity processes and practices are integrated into the Company’s ERM efforts. In general, we seek to address cybersecurity risks through a cross-functional approach that is focused on preserving the confidentiality, security and availability of the information that we collect and store by identifying, preventing and mitigating cybersecurity threats.

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As one of the critical elements of our overall ERM approach, our cybersecurity efforts are focused on the following key areas:

●	Collaborative Approach: We have implemented and continue to develop a cross-functional approach to identifying, preventing and mitigating cybersecurity threats and incidents, while also implementing controls and procedures that provide for the prompt escalation of certain cybersecurity incidents so that decisions regarding the public disclosure and reporting of such incidents can be made by management in a timely manner.

●	Technical Safeguards: We deploy technical safeguards that are designed to protect our information systems from cybersecurity threats, including multifactor authentication, firewalls, intrusion prevention and detection systems, anti-malware functionality and access controls, which are evaluated and improved through vulnerability assessments and cybersecurity threat intelligence.

We expect to leverage third-party service providers to conduct evaluations of our security controls, independent audits or consulting on best practices to address new challenges, including periodic reviews of cybersecurity threats and related controls, such as reviews of periodic penetration tests conducted by independent third parties. We have processes and continue to develop processes to manage the cybersecurity risks associated with our use of third-party service providers. This includes proactive monitoring of third party’s configurations, risk questionnaires for new technology vendors, and other processes to minimize risks associated with our third-party providers.

While we have experienced cybersecurity incidents in the past in the normal course of business and expect to continue to experience cybersecurity threats and incidents from time to time, to date, none have had a material adverse effect on our business, financial condition, results of operations or cash flows.

Cybersecurity Governance

Cybersecurity is an important part of our risk management processes and an area of focus for our Board and management. Our Board is responsible for the oversight of risks from cybersecurity threats and receives updates from management at least annually, including representatives from our IT, finance, and legal departments regarding matters of cybersecurity. These updates include existing and new cybersecurity risks, status on how management is addressing and/or mitigating those risks, cybersecurity and data privacy incidents (if any) and status on key information security initiatives. Our board members also engage in ad hoc conversations with management on cybersecurity-related news events and updates to our cybersecurity risk management and strategy programs.

Our day-to-day cybersecurity risk management and strategy processes are overseen by our management team including representatives from our IT, finance, and legal departments. Such individuals have prior work experience in various roles involving IT security, auditing, compliance, data protection, privacy, risk management, systems, and programming. These individuals are informed about and monitor the prevention, mitigation, detection, and remediation of cybersecurity incidents through their management of, and participation in, our cybersecurity risk management and strategy processes, and report to the audit committee on any appropriate items. For purposes of the prior section titled “Cyber Security Risk” And this section titled “Cybersecurity Governance,” a “cybersecurity incident” means an unauthorized occurrence, or a series of related unauthorized occurrences, on or conducted through our information systems that jeopardizes the confidentiality, integrity, or availability of our information systems or any information residing therein.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all directors, officers and employees of the Company and its subsidiaries. The Code of Ethics and Business Conduct is available on the Company’s website, https://investors.nakamoto.com//.

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EXECUTIVE OFFICERS

Below is biographical information for each of our current executive officers as of the date of this Proxy Statement, other than David Bailey and Tyler Evans, whose biographical information appears above under “Directors and Nominees.” Each of these executive officers serves at the discretion of the Board of Directors and the Chief Executive Officer.

Name	Age	Position
David Bailey	36	Chief Executive Officer and Chairman of the Board
Teresa Gendron	57	Chief Financial Officer
Amanda Fabiano	40	Chief Operating Officer
Tyler Evans	34	Chief Investment Officer
John Dalton	44	Chief Accounting Officer and Controller

Teresa Gendron has served as our Chief Financial Officer and Treasurer since December 8, 2025. Ms. Gendron brings more than a decade of experience in financial leadership at public companies. She previously served as chief financial officer of Markel Group Inc., a publicly traded insurance and investments company listed on the New York Stock Exchange, from March 2023 to December 2023. Prior to that, she served as chief financial officer of Jefferies Financial Group Inc., a publicly traded financial services company listed on the New York Stock Exchange, from September 2014 to March 2023. Since July 2021, she has served as a director and audit committee member of Hillman Solutions Corp., a publicly traded company, where she also served on the nominating and corporate governance committee from July 2021 to May 2022. Additionally, Ms. Gendron is a certified public accountant and is National Association of Corporate Directors directorship certified. Ms. Gendron holds a bachelor’s degree in accounting from the University of Virginia and a Master of Business Administration from Georgetown University.

Amanda Fabiano has served as our Chief Operating Officer since August 14, 2025. Ms. Fabiano brings extensive leadership and operational experience in the Bitcoin industry. She previously held roles as the cofounder of Second Gate Advisory from 2023 to 2025, Head of Mining at Galaxy Digital from 2020 to 2023 and Director of Bitcoin Mining at Fidelity Investments from 2013 to 2020. She serves as a board member of TeraWulf Inc. (Nasdaq: WULF) as well as Cypherpunk Technologies Inc. (Nasdaq: CYPH). Ms. Fabiano holds a bachelor’s degree in Sociology with a concentration in Criminal Justice from the University of Massachusetts Dartmouth.

John Dalton has served as our Chief Accounting Officer and Controller since December 8, 2025. Prior to his appointment, Mr. Dalton served as chief financial officer of Jefferies Finance LLC from July 2023 to September 2025, and previously served as Vice President and Co-Controller of Jefferies Financial Group Inc., a publicly traded financial services company listed on the New York Stock Exchange, from November 2022 to May 2023. Prior to the corporate consolidation of Jefferies Financial Group Inc. and Jefferies Group LLC, Mr. Dalton served as Vice President, Controller and Chief Accounting Officer of Jefferies Financial Group Inc. from September 2015 to November 2022. Mr. Dalton holds a Bachelor of Business Administration from James Madison University and is a Certified Public Accountant in the Commonwealth of Virginia.

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2025 DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

The following disclosure relates to the compensation of our named executive officers and non-employee directors for the fiscal year ended December 31, 2025. We are an “emerging growth company” within the meaning of the Securities Act and a smaller reporting company for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End table, together with limited narrative disclosure, and our reporting obligations extend only to our named executive officers.

Our current named executive officers were not appointed until 2025 and therefore did not receive compensation from us for the year ended December 31, 2024. Our former Chief Executive Officer and former Chief Medical Officer, Tim Pickett, was a named executive officer during 2024 and 2025. Our named executive officers for fiscal year 2025 were David Bailey, Tyler Evans, Amanda Fabiano and Tim Pickett.

Explanatory Note

On May 20, 2026, the Company filed the Existing Certificate, with the Secretary of State of the State of Delaware to effect Reverse Stock Split. The Common Stock began trading on a post-split basis on Nasdaq as of the open of trading on May 22, 2026. The share figures disclosed in this section have been updated to reflect the Reverse Stock Split.

Summary Compensation Table

The table below sets forth, for our last two fiscal years, the compensation of our named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
David Bailey, Chief Executive Officer	2025	267,204	(1)	250,000	(2)	999,999	(3)	—		55,715	(4)	1,572,918
	2024	—		—		—		—		—		—
Tyler Evans, Chief Investment Officer	2025	190,278	(5)	381,000	(6)	799,999	(3)	—		55,715	(4)	1,426,992
	2024	—		—		—		—		—		—
Amanda Fabiano, Chief Operating Officer	2025	179,032	(7)	753,125	(8)	5,499,998	(3)(9)	—		86,893	(4)	6,519,048
	2024	—		—		—		—		—		—
Tim Pickett, former Chief Medical Officer	2025	268,829	(10)	61,026	(11)	169,023	(12)	27,164	(13)	161,051	(14)	687,093
	2024	214,134	(10)	100,208	(11)	62,144	(12)	92,497	(13)	136,315	(14)	605,299

(1) Reflects the aggregate consulting fees actually paid to BTC Consulting, LLC, an entity controlled by Mr. Bailey (“BTC Consulting”), under the consulting agreement dated August 14, 2025 between BTC Consulting and the Company (the “BTC Consulting Agreement”), pursuant to which Mr. Bailey serves as Chief Executive Officer. The BTC Consulting Agreement provides for an annual consulting fee of $700,000.

(2) BTC Consulting was eligible to receive and did receive a one-time signing bonus in the amount of $250,000. In addition, BTC Consulting was eligible to receive an annual cash-based incentive bonus with a target of up to $2,100,000, subject to performance metrics established by the Board and prorated for the partial year of service in 2025. BTC Consulting agreed to forego any incentive compensation with respect to 2025.

(3) On September 22, 2025, each of Messrs. Bailey and Evans and Ms. Fabiano was awarded 18,796, 15,037, and 18,796 restricted stock units (“RSUs”), respectively. The RSUs awarded to Messrs. Bailey and Evans time-vest over a four (4) year period, with no vesting during the first twelve (12) months following August 15, 2025 (the “Cliff Period”), and thereafter twenty-five percent (25%) of the RSUs shall vest upon completion of the Cliff Period, with the remaining seventy-five percent of the RSUs (75%) vesting in equal quarterly installments over the subsequent thirty six (36) months, subject to their continued service to the Company through each applicable vesting date. Ms. Fabiano’s RSUs time-vest over a three (3) year period, with no vesting during the Cliff Period, and thereafter twenty-five percent (25%) of the RSUs shall vest upon completion of the Cliff Period, with the remaining seventy-five percent (75%) of the RSUs vesting in equal quarterly installments over the subsequent twenty four (24) months, subject to Ms. Fabiano’s continued service to the Company through each applicable vesting date.

(4) The amounts included in “All Other Compensation” includes certain security protections we provide Messrs. Bailey and Evans and Ms. Fabiano. The amount shown represents the costs of personal and home security services provided in 2025.

(5) Reflects the aggregate base salary actually paid to Mr. Evans under his employment agreement with the Company dated August 14, 2025 (the “Evans Employment Agreement”), pursuant to which he serves as Chief Investment Officer. The Evans Employment Agreement provides that the Company shall pay Mr. Evans an annual salary of $500,000.

(6) Mr. Evans was eligible to receive a one-time signing bonus in the amount of $250,000. The first $125,000 installment of Mr. Evans’ signing bonus was paid in 2025 and the second installment of $125,000 will be paid in 2026 subject to Mr. Evans’ continued service through the payment date. In addition, Mr. Evans was eligible to receive an annual cash-based incentive bonus with target levels up to $1,500,000 subject to performance metrics established by the Board and prorated for the partial year of service in 2025. Mr. Evans received an incentive bonus in the amount of $256,000, $100,000 of which was paid in the form of cash and the remainder was paid in the form of a fully vested restricted stock grant of 15,000 shares of Common Stock. Mr. Evans agreed to forego any incentive compensation in excess of $256,000 with respect to 2025.

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(7) Reflects the aggregate consulting fees actually paid to Second Gate Advisory LLC, an entity controlled by Amanda Fabiano (“Second Gate”), under the consulting agreement dated August 14, 2025, by and between Second Gate and the Company (the “Second Gate Consulting Agreement”), pursuant to which Amanda Fabiano serves as Chief Operating Officer. The Second Gate Consulting Agreement provides that the Company shall pay Second Gate an annual consulting fee of $450,000.

(8) Second Gate was eligible to receive and did receive a one-time signing bonus in the amount of $5,000,000, with $500,000 payable in cash and the remainder in performance-based RSUs (as described in the next footnote). In addition, Second Gate was eligible to receive an annual cash-based incentive bonus with target levels up to $675,000, subject to performance metrics established by the Board and prorated for the partial year of service in 2025. Second Gate was awarded an incentive bonus in the amount of $253,125 for 2025.

(9) On September 22, 2025 Ms. Fabiano was awarded 84,586 RSUs that time-vest over a three (3) year period, with no vesting during the Cliff Period, and thereafter twenty-five percent (25%) of the RSUs shall vest upon completion of the Cliff Period, with the remaining seventy-five percent (75%) of the RSUs vesting in equal quarterly installments over the subsequent twenty four (24) months, subject to Ms. Fabiano’s continued service to the Company through each applicable vesting date. Notwithstanding the foregoing, the RSUs and shares subject thereto were contingent upon Ms. Fabiano causing Second Gate to assign or otherwise transfer certain business arrangements to the Company, which the Compensation Committee and the Board deemed satisfied on March 25, 2026.

(10) Reflects the aggregate base salary actually paid to Mr. Pickett under his employment agreement with the Company dated September 15, 2023, pursuant to which he served as Chief Executive Officer until August 14, 2025. From August 14, 2025 to August 3, 2026, Mr. Pickett served as Chief Medical Officer.

(11) Mr. Pickett was eligible to receive a performance bonus payment, which includes semi-annual bonus payments equal to or greater than 12.5% of his base salary. Mr. Pickett was awarded a performance bonus in the amount of $100,208 for 2024 and $61,026 for 2025.

(12) Mr. Pickett was eligible to receive grants of restricted stock of the Company equal to or greater than 50% of his annual base salary or such amounts determined by the Board. On December 31, 2024, Mr. Pickett received 446 shares of restricted stock. In addition, Wade Rivers, LLC, an entity that is beneficially owned by the Wade Rivers Trust, for which Mr. Pickett serves as investment trustee, received 806 shares of restricted stock on December 31, 2024. For 2025, Mr. Pickett received restricted stock awards of 719 shares on May 12, 2025 and received restricted stock awards totaling 1,365 shares on September 22, 2025. In addition, Mr. Pickett received 939 RSUs on September 22, 2025 that time-vest over a four (4) year period, with no vesting during Cliff Period, and thereafter twenty-five percent (25%) of the RSUs shall vest upon completion of the Cliff Period, with the remaining seventy-five percent of the RSUs (75%) vesting in equal quarterly installments over the subsequent thirty six (36) months, subject to his continued service to the Company through each applicable vesting date.

(13) Mr. Pickett was eligible to receive grants of incentive stock options (“ISOs”) equal to or greater than 250 ISOs, subject to annual review by the Board. On January 2, 2024, Mr. Pickett received 5 ISOs with an exercise price of $220.00; on July 31, 2024, received 750 ISOs with an exercise price of $76.00; on September 30, 2024, received 250 ISOs with an exercise price of $220.00; on September 30, 2024, received 69 ISOs with an exercise price of $120.00; and on December 31, 2024, received 83 ISOs with an exercise price of $54.40. In addition, Wade Rivers, LLC received 650 nonqualified stock options on July 31, 2024 with an exercise price of $76.00, and 126 nonqualified stock options on September 30, 2024 with an exercise price of $120.00. On May 12, 2025, Mr. Pickett received 186 ISOs with an exercise price of $171.60. The ISOs and nonqualified stock option awards are subject to vesting schedules that range from full vesting as of the grant date to vesting in equal monthly installments over a 36 month period (which are summarized below).

(14) For 2024, the amount included in “All Other Compensation” includes $131,441 for compensation paid to Wade Rivers, LLC, $3,357 for reimbursement of vehicle expenses and $1,517 for healthcare reimbursement. For 2025, the amount included in “All Other Compensation” includes $141,140 for compensation paid to Wade Rivers, LLC, $14,262 for reimbursement of vehicle expenses and $5,649 for healthcare reimbursement.

The Company provides health insurance benefits to its employees, including its executive officers. The Company does not have pension, annuity, profit sharing or similar benefit plans at this time, although the Board may adopt such plans in the future.

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Narrative Disclosure to Summary Compensation Table

Annual Consulting Fees and Base Salary

As of December 31, 2025, the annual consulting fee payable to BTC Consulting under the BTC Consulting Agreement was $700,000, the annual base salary for Mr. Evans was $500,000, and the annual consulting fee payable to Second Gate under the Second Gate Consulting Agreement was $450,000. As of December 31, 2025 and 2024, the annual base salary for Mr. Pickett was $275,600 and $265,000, respectively.

Annual Bonuses

BTC Consulting is eligible for an annual cash-based incentive bonus with a target of up to $2,100,000, subject to performance metrics established by the Board and prorated for the partial year of service in 2025. BTC Consulting agreed to forego any incentive bonus with respect to 2025. Second Gate is eligible for an annual cash-based incentive bonus with a target of up to $675,000 and was awarded a cash bonus of $253,125 for 2025. Mr. Evans is eligible for annual incentive compensation with a target of up to $1,500,000 and was awarded $256,000 for 2025, $100,000 of which was paid in cash and the remainder in a fully vested restricted stock grant of 15,000 shares of Common Stock. Mr. Pickett was eligible for a performance bonus payment, including semi-annual bonus payments equal to or greater than 12.5% of his base salary, and was awarded $61,026 for 2025 and $100,208 for 2024.

Equity Compensation Awards

On September 22, 2025, each of David Bailey, Tyler Evans, Amanda Fabiano and Tim Pickett was awarded RSUs under the Company’s 2025 Equity Incentive Plan (the “2025 Equity Incentive Plan”). The RSUs awarded to Messrs. Bailey, Evans, and Pickett time-vest over four years, with no vesting during the Cliff Period, 25% vesting upon completion of the Cliff Period and the remaining 75% vesting in equal quarterly installments over the subsequent 36 months, subject to continued service. The RSUs awarded to Ms. Fabiano time-vest over three years, with no vesting during the Cliff Period, 25% vesting upon completion of the Cliff Period and the remaining 75% vesting in equal quarterly installments over the subsequent 24 months, subject to continued service. With respect to 84,586 of the 103,382 RSUs held by Ms. Fabiano, vesting was contingent upon achievement of a performance goal requiring Ms. Fabiano to cause Second Gate to assign or otherwise transfer certain business arrangements to the Company.

On May 12, 2025, Mr. Pickett was awarded 719 shares of Common Stock and 186 stock options under the Company’s 2022 Incentive Stock Plan (the “2022 Equity Incentive Plan”). Those options have an exercise price of $171.60, became exercisable on September 1, 2025 and originally expired on May 12, 2035. Following Mr. Pickett’s resignation on August 3, 2026, these options expire August 3, 2027. On September 22, 2025, Mr. Pickett was awarded 1,365 shares of restricted stock under the 2025 Equity Incentive Plan, which were fully vested at grant, and 939 RSUs.

Consulting and Employment Agreements

BTC Consulting, LLC Consulting Agreement

On August 14, 2025, the Company entered into the BTC Consulting Agreement, pursuant to which Mr. Bailey serves as our Chief Executive Officer and provides strategic leadership services to the Company. Under the terms of the BTC Consulting Agreement, BTC Consulting, LLC will receive a monthly consulting fee of $58,333.33, be eligible for an annual cash-based incentive bonus with a target of up to $2,100,000, subject to performance metrics established by the Board. The BTC Consulting Agreement originally provided for an initial grant of 125,000 stock options. Mr. Bailey subsequently agreed to receive half of that award and, on August 21, 2026, was granted nonqualified stock options to purchase 62,500 shares of Common Stock at an exercise price of $7.06 per share. BTC Consulting, LLC will also be eligible to receive an initial grant of restricted stock units valued at $1,000,000 and performance-based annual grants of restricted stock with a target of up to $1,000,000, subject to performance metrics established by the Board, and both subject to vesting and other customary terms. BTC Consulting, LLC is also eligible for a $250,000 signing bonus. The consulting agreement contains customary confidentiality, intellectual property, and indemnification provisions, and may be terminated by either party in accordance with its terms.

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Severance

The BTC Consulting Agreement provides that in the event the consultant terminates its engagement for “resignation by consultant following a material breach by Company” or we terminate “with a material breach by Company” (in each case defined in its consulting agreement), BTC Consulting is entitled to receive the following benefits, subject to obligations regarding confidentiality and return of property: (i) a lump sum payment equal to two (2) times the sum of consultant’s annual consulting fee and target incentive compensation, for the year in which the termination date occurs; (ii) full acceleration of any then-unvested initial award of stock options, initial restricted stock units and annual performance-based restricted stock units as of the termination date (provided that, for any performance-based awards, any applicable performance-metrics are satisfied); and (iii) reimbursement for unreimbursed business expenses incurred by consultant.

In the event BTC Consulting, LLC’s engagement is terminated by the Company for “material breach by consultant” or consultant terminates their engagement by “resignation by consultant without material breach by Company,” subject to obligations regarding confidentiality and return of property, they will be entitled to: (i) any accrued but unpaid consulting fees; and (ii) reimbursement for unreimbursed business expenses incurred by consultant.

The BTC Consulting Agreement defines “material breach by consultant” as the occurrence of any one or more of the following: (i) consultant’s willful misconduct, gross negligence, or material failure to perform consultants’ duties (other than any such failure resulting from incapacity due to physical or mental illness); (ii) consultant’s material violation of any written policy, code of conduct, or procedure of the Company; (iii) consultant’s commission of, or participation in, any act of fraud, dishonesty, embezzlement, misappropriation, or other act of material misconduct with respect to the Company; (iv) consultant’s indictment for, conviction of, or plea of guilty or nolo contendere to, a felony or any crime involving moral turpitude, dishonesty, or theft; (v) consultant’s material breach of the BTC Consulting Agreement or any other written agreement with the Company, or consultant’s breach of any fiduciary duty owed to the Company; or (vi) consultant’s unauthorized use or disclosure of any confidential or proprietary information of the Company.

The BTC Consulting Agreement defines “material breach by Company” to mean the occurrence of any one or more of the following, subject to certain notice and cure rights: (i) a material reduction in the consulting fee; provided, however that a material reduction in the consulting fee pursuant to a salary reduction and/or consulting fee reduction program affecting all or substantially all of the employees and consultants of the company and that does not adversely affect consultant to a greater extent than other similarly situated consultants shall not constitute material breach by Company; (ii) consultant being required to relocate the consultant’s principal place of engagement to a location outside of Puerto Rico; or (iii) a material diminution of consultant’s authority, duties, or responsibilities (other than during a suspension or investigation of grounds that may constitute material breach by consultant).

Employment Agreement with Tyler Evans

On August 14, 2025, the Company entered into the Evans Employment Agreement. Under the terms of the Evans Employment Agreement, Mr. Evans will receive an annual base salary of $500,000, subject to review and adjustment by our Board from time to time, a one-time sign-on bonus of $250,000 (payable in two equal installments, subject to clawback under certain circumstances), and will be eligible for annual incentive compensation with a target of up to $1,500,000, subject to performance metrics established by the Board. Mr. Evans will be eligible to receive an initial grant of 250,000 stock options and annual performance-based restricted stock units valued at $800,000, subject to performance metrics established by the Board, both subject to vesting and other customary terms. The Evans Employment Agreement contains customary confidentiality, non-compete, non-solicitation, and intellectual property provisions, and may be terminated by either party in accordance with its terms.

Severance

The employment agreement for Mr. Evans provides that in the event Mr. Evans terminates his employment for “good reason” or the Company terminates his employment without “cause” (in each case defined in the Evans Employment Agreement), he is entitled to receive the following benefits, in addition to any accrued obligations and subject to his execution of a general release of claims in our favor and obligations regarding non-competition, non-solicitation, return of property, and non-disparagement and the expiration of any applicable expiration period with respect to the release: (i) amount equal to six (6) months of then-current annual salary, as of the termination date, which shall be paid, in equal monthly installments in accordance with the Company’s general payroll practices; (ii) partial acceleration of any then-unvested stock options and annual grants of performance-based restricted stock units as of the termination date that would have vested during the six (6) month period immediately following the termination date (provided that, for any performance-based awards, any applicable performance-metrics are satisfied); (iii) any vacation accrued but unused as of the termination date; and (iv) any annual salary earned but unpaid as of the termination date.

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In the event Mr. Evans voluntarily resigns other than for “good reason” or the Evans Employment Agreement is terminated by us for “cause,” subject to his execution of a general release of claims in our favor and obligations regarding non-competition, non-solicitation, return of property, and non-disparagement and the expiration of any applicable expiration period with respect to the release, he will be entitled to: (i) any vacation accrued but unused as of the termination date; and (ii) any annual salary earned but unpaid as of the termination date.

The Evan’s Employment Agreement defines “cause” to mean the occurrence of any one or more of the following events, as determined in the sole discretion of the Company: (i) executive’s willful misconduct, gross negligence, or material failure to perform the duties and responsibilities of their position (other than as a result of physical or mental incapacity), after written notice from the Company and a reasonable opportunity to cure, if curable; (ii) executive’s material violation of any written policy, code of conduct, or procedure of the Company; (iii) executive’s commission of, or participation in, any act of fraud, dishonesty, embezzlement, misappropriation, or other act of material misconduct with respect to the Company; (iv) executive’s indictment for, conviction of, or plea of guilty or nolo contendere to, a felony or any crime involving moral turpitude, dishonesty, or theft; or (v) executive’s material breach of the employment agreement or any other written agreement with the Company, or executive’s breach of any fiduciary duty owed to the Company; or (vi) executive’s unauthorized use or disclosure of any confidential or proprietary information of the Company.

The Evan’s Employment Agreement defines “good reason” to mean the occurrence of any one or more of the following: (i) a material diminishment of executive’s job title; (ii) a material reduction by the Company in executive’s rate of annual salary by more than ten percent (10%); or (iii) a material change in the geographic location of executive’s primary work facility or location that is requested or initiated by the Company; provided, that a relocation of less than thirty (30) miles from executive’s then present location will not be considered a material change in geographic location.

Consulting Agreement with Second Gate Advisory LLC

On August 14, 2025, the Company entered into the Second Gate Consulting Agreement, pursuant to which Amanda Fabiano serves as our Chief Operating Officer. Under the terms of the Second Gate Consulting Agreement, Second Gate Advisory LLC will receive a monthly consulting fee of $37,500, be eligible for an annual cash-based incentive bonus with a target of up to 150% of the consulting fee, be eligible to receive an initial grant of restricted stock units valued at $1,000,000 and annual grants of performance-based restricted stock units with a target up to $1,000,000, subject to vesting and performance metrics established by the Board. Second Gate Advisory LLC is also eligible for a signing bonus valued at $5,000,000, consisting of $500,000 in cash and $4,500,000 in Common Stock, subject to Second Gate Advisory LLC transitioning the revenue from Second Gate Advisory LLC to the Company, vesting and other conditions. The Second Gate Consulting Agreement also contains customary confidentiality, intellectual property, and indemnification provisions, and may be terminated by either party in accordance with its terms.

Severance

The consulting agreement for Second Gate Advisory LLC (“Second Gate”) provides that in the event the consultant terminates their engagement for “resignation by consultant following a material breach by Company” or we terminate “with a material breach by Company” (in each case defined in their consulting agreement), Second Gate is entitled to receive the following benefits, subject to obligations regarding confidentiality and return of property: (i) a lump sum payment equal to one (1) times the sum of consultant’s annual consulting fee and target incentive compensation (ii) partial acceleration of any then-unvested initial restricted stock units and annual performance-based restricted stock units as of the termination date that would have vested during the twelve (12) month period immediately following the date of termination (provided that, for any performance-based awards, any applicable performance-metrics are satisfied), and (iii) reimbursement for unreimbursed business expenses incurred by consultant.

In the event Second Gate’s engagement is terminated by the Company for “material breach by consultant” or consultant terminates their engagement by “resignation by consultant without material breach by Company,” subject to obligations regarding confidentiality and return of property, they will be entitled to: (i) any accrued but unpaid consulting fees; and (ii) reimbursement for unreimbursed business expenses incurred by consultant.

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The Second Gate Consulting Agreement defines “material breach by consultant” to mean the occurrence of any one or more of the following: (i) consultant’s willful misconduct, gross negligence, or material failure to perform consultants’ duties (other than any such failure resulting from incapacity due to physical or mental illness); (ii) consultant’s material violation of any written policy, code of conduct, or procedure of the Company; (iii) consultant’s commission of, or participation in, any act of fraud, dishonesty, embezzlement, misappropriation, or other act of material misconduct with respect to the Company; (iv) consultant’s indictment for, conviction of, or plea of guilty or nolo contendere to, a felony or any crime involving moral turpitude, dishonesty, or theft; (v) consultant’s material breach of the consulting agreement or any other written agreement with the Company, or consultant’s breach of any fiduciary duty owed to the Company; or (vi) consultant’s unauthorized use or disclosure of any confidential or proprietary information of the Company.

The Second Gate Consulting Agreement defines “material breach by Company” to mean the occurrence of any one or more of the following, subject to certain notice and cure rights: (i) a material reduction in the consulting fee; provided, however that a material reduction in the consulting fee pursuant to a salary reduction and/or consulting fee reduction program affecting all or substantially all of the employees and consultants of the company and that does not adversely affect consultant to a greater extent than other similarly situated consultants shall not constitute material breach by Company; (ii) consultant being required to relocate the consultant’s principal place of engagement to a location outside of Puerto Rico; or (iii) a material diminution of consultant’s authority, duties, or responsibilities (other than during a suspension or investigation of grounds that may constitute material breach by consultant).

Employment Agreement with Tim Pickett

On August 3, 2026, Tim Pickett resigned from all positions that he held with the Company including as a director of the Company, Chief Medical Officer of the Company, and Chief Executive Officer of Kindly LLC, in each case effective August 3, 2026. Mr. Pickett’s resignation was not a result of any disagreement with the Company on any matter relating to the Company’s financial reporting, operations, policies or practices. In connection with Mr. Pickett’s resignation, we entered into a Separation and Release Agreement with Mr. Pickett (the “Separation Agreement”).

Because the Separation Agreement was entered into following the end of the fiscal year ended December 31, 2025, the payments and benefits provided under the Separation Agreement are not reflected in the 2025 Summary Compensation Table included in this Proxy Statement. For more information on the Pickett Separation and Release Agreement, see “Certain Relationship and Related Transactions – Pickett Separation and Release Agreement.”

Consulting Agreement with Wade Rivers LLC

On January 1, 2022, the Company entered into a consulting agreement with Wade Rivers, LLC, an entity that is beneficially owned by The Wade Rivers Trust, for which Mr. Pickett serves as an investment trustee (the “Wade Rivers Consulting Agreement”). Under the terms of the Wade Rivers Consulting Agreement, Wade Rivers, provided business consulting services to the Company and the Company paid Wade Rivers, LLC fees in an amount equal to $10,000 per month.

On July 5, 2022, the Company entered into a consulting agreement with Wade Rivers, LLC (the “Second Wade Rivers Consulting Agreement”). Under the terms of the Second Wade Rivers Consulting Agreement, Wade Rivers, LLC was entitled to receive restricted stock of the Company in an amount equal to $120,000 per year, payable not less than bi-annually, which was reviewed annually and the amount could be changed in the sole discretion of the Board.

On January 1, 2024, the Second Wade Rivers Consulting Agreement was amended to provide for $11,000 per month to be paid by the Company to Wade Rivers, LLC. On November 12, 2024, the Second Wade Rivers Consulting Agreement was subsequently amended to provide that for 2024, Wade Rivers, LLC will receive 126 stock options in lieu of shares of restricted stock of the Company, subject to vesting conditions. On July 1, 2024, the Second Wade Rivers Consulting Agreement was again amended to increase the monthly fees under the agreement to $12,000 per month. Effective as of August 31, 2025, the Second Wade Rivers Consulting Agreement was terminated.

Change-in-Control Agreements

None of the BTC Consulting Agreement, the Evans Employment Agreement nor the Second Gate Consulting Agreement contain provisions related to change of control of the Company. However, the RSUs granted to our named executive officers on September 22, 2025 and the RSUs granted to our directors on September 22, 2025, provide that in the event of a change in control (as defined in the 2025 Equity Incentive Plan), all then unvested RSUs or stock options will accelerate and vest in full immediately prior to such change in control.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2025.

Name and Principal Position	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
David Bailey, Chief Executive Officer	9/22/2025		—	—	—	—	18,796	(2)	263,896
Tyler Evans, Chief Investment Officer	9/22/2025		—	—	—	—	15,037	(2)	211,119
Amanda Fabiano, Chief Operating Officer	9/22/2025		—	—	—	—	18,796	(3)	263,896
	9/22/2025		—	—	—	—	84,586	(4)	1,187,587
Tim Pickett, former Chief Medical Officer	9/22/2025		—	—	—	—	939	(2)	13,184
	5/12/2025	(5)	186	—	171.60	5/12/2035	—		—
	12/31/2024	(6)	83	—	54.40	12/31/2029	—		—
	9/30/2024	(7)	70	56	120.00	9/30/2029	—		—
	9/30/2024	(7)	38	31	120.00	9/30/2029	—		—
	9/30/2024	(7)	250	—	220.00	9/30/2029	—		—
	7/31/2024	(8)	507	143	76.00	7/31/2029	—		—
	7/31/2024	(8)	585	165	76.00	7/31/2029	—		—
	1/02/2024	(9)	5	—	220.00	1/02/2029	—		—

(1) Calculated based on the Company’s closing stock price of $14.04 on December 31, 2025.

(2) On September 22, 2025, each of Messrs. Bailey, Evans and Pickett were awarded 18,796, 15,037 and 939 RSUs, respectively. The RSUs time-vest over a four (4) year period, with no vesting during the Cliff Period, and thereafter twenty-five percent (25%) of the RSUs vest upon completion of the Cliff Period, with the remaining seventy-five percent of the RSUs (75%) vesting in equal quarterly installments over the subsequent thirty six (36) months, subject to their continued service to the Company through each applicable vesting date.

(3) On September 22, 2025, Ms. Fabiano received 18,796 RSUs that time-vest over a three (3) year period, with no vesting during the Cliff Period, and thereafter twenty-five percent (25%) of the RSUs shall vest upon completion of the Cliff Period, with the remaining seventy-five percent (75%) of the RSUs vesting in equal quarterly installments over the subsequent twenty four (24) months, subject to Ms. Fabiano’s continued service to the Company through each applicable vesting date.

(4) On September 22, 2025, Ms. Fabiano received a separate award of 84,586 RSUs that time-vest over a three (3) year period, with no vesting during the Cliff Period, and thereafter twenty-five percent (25%) of the RSUs vest upon completion of the Cliff Period, with the remaining seventy-five percent (75%) of the RSUs vesting in equal quarterly installments over the subsequent twenty four (24) months, subject to Ms. Fabiano’s continued service to the Company through each applicable vesting date. Notwithstanding the foregoing, the RSUs and shares subject thereto are contingent upon Ms. Fabiano causing Second Gate to assign or otherwise transfer certain business arrangements to the Company, which the Compensation Committee and the Board deemed satisfied on March 25, 2026.

(5) On May 12, 2025, Mr. Pickett was awarded 186 stock options with an exercise price of $171.60 that fully time-vest and become exercisable on September 1, 2025, subject to continued employment with the Company through the applicable vesting date.

(6) On December 31, 2024, Mr. Pickett received 83 ISOs with an exercise price of $54.40 that were fully vested on the grant date.

(7) On September 30, 2024, Mr. Pickett was awarded (i) 69 ISOs with an exercise price of $120.00 that time-vest over a three-year period in equal monthly installments, subject to continued employment with the Company through each applicable vesting; and (ii) 250 ISOs with an exercise price of $220.00 that were fully vested on the grant date. In addition, Wade Rivers, LLC received 126 nonqualified stock options with an exercise price of $120.00 that time-vest over a three-year period in equal monthly installments, subject to continued service to the Company through each applicable vesting date.

(8) On July 31, 2024, Mr. Pickett was awarded 750 ISOs with an exercise price of $76.00, that time-vest over a two-year period in equal monthly installments, subject to continued employment with the Company through each applicable vesting date. In addition, Wade Rivers, LLC was granted 650 nonqualified stock options with an exercise price of $76.00, that time-vest over a two-year period in equal monthly installments, subject to continued service to the Company through each applicable vesting date.

(9) On January 2, 2024, Mr. Pickett was awarded 5 ISOs with an exercise price of $220.00 that fully time-vest on the six-month anniversary of the grant date, subject to continued employment with the Company through each applicable vesting date.

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Option Awards Granted in Close Proximity to Disclosure of Material Nonpublic Information

On May 12, 2025, we filed a Current Report on Form 8-K disclosing our entry into the Nakamoto Merger Agreement (as defined below). On the same date, the Board approved, and the Company granted, stock options to Mr. Pickett. These options reflect awards that otherwise were intended to be granted to Mr. Pickett in April 2025 but were delayed. The options became exercisable on September 1, 2025. The number of securities and exercise price shown below have been adjusted to reflect the Reverse Stock Split.

Name	Grant Date	Number of Securities Underlying the Award (#)	Exercise Price of the Award ($)	Grant Date Fair Value of the Award ($)	Percentage Change in the Closing Market Price of the Securities Underlying the Award Between the Trading Day Ending Immediately Prior to the Disclosure of Material Nonpublic Information and the Trading Day Beginning Immediately Following the Disclosure of Material Nonpublic Information (%)(1)
Tim Pickett	5/12/2025	186	171.60	27,164	251.03

(1) Reflects the change in the closing market price of the Company’s Common Stock from $156.00 on May 9, 2025 (the trading day immediately prior to the disclosure of MNPI) to $547.60 on May 12, 2025 (the trading day immediately following such disclosure), representing an increase of 251.03%. The MNPI was disclosed in the Company’s Current Report on Form 8-K filed on May 12, 2025, which reported the Company’s entry into the Nakamoto Merger Agreement.

Non-Executive Director Compensation

Our directors play a critical role in guiding our strategic direction and overseeing the management of our Company. Ongoing developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors. The many responsibilities and risks and the substantial time commitment of being a director of a public company require that we provide adequate incentives for our directors’ continued performance by paying compensation commensurate with our directors’ workload. Our directors are compensated based upon their respective levels of Board participation and responsibilities, including service on Board committees. Our director compensation is overseen by the Compensation Committee, which makes recommendations to our Board on the appropriate structure for our director compensation program and the appropriate amount of compensation. Our Board is responsible for final approval of our director compensation program and the compensation paid to our directors.

Pre-Nakamoto Merger Non-Executive Director Compensation

Prior to the closing of the Agreement and Plan of Merger, dated as of May 12, 2025 (the “Nakamoto Merger Agreement”), by and among the Company, Kindly Holdco Corp, a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), Nakamoto Holdings Inc, and Wade Rivers, LLC, a Wyoming limited liability company (“Wade Rivers”), on August 14, 2025, each non-employee director, including Amy Powell, Christian Robinson and Gary Seelhorst, was entitled to receive an annual cash retainer of $12,000, annual awards of restricted stock in an amount equal to $12,000 and annual awards of stock options equal to $12,000. Each of their director agreements was amended as of May 12, 2025 to grant an additional 50 stock options subject to vesting conditions, to provide that outstanding stock options remained exercisable for one year following their last day of service, and to waive any right to future equity or equity-based interests in the Company, Nakamoto Holdings or any of their respective subsidiaries or affiliates.

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Post-Nakamoto Merger Non-Executive Director Compensation

Following the closing of the merger by and among Nakamoto Holdings Inc., Kindly Holdco Corp., and Kindly MD, Inc. (the “Nakamoto Merger”), each of our non-employee directors receives an annual fee payable in cash. So that our non-employee directors have an ownership interest aligned with our stockholders, each non-employee director also receives an annual grant of RSUs that vest on the first anniversary of the grant date, subject to continued service. Chairs of our Board committees receive an additional annual fee for each committee they chair. We also reimburse our directors for reasonable travel expenses and other out-of-pocket costs incurred in connection with attendance at Board meetings. The Compensation Committee reviews non-employee director compensation annually, and our program was last reviewed in August 2026.

Our non-executive director compensation program as of December 31, 2025 is summarized in the table below:

Program Element	Amount
Annual Cash Retainer	$100,000
Annual Equity Grant — restricted stock units (target value)	$150,000
Annual Equity Grant — vesting schedule	One year
Cash Fee for Committee Members	—
Audit Committee Chair	$25,000
Compensation Committee Chair	$25,000
Nominating and Corporate Governance Committee Chair	$25,000

Director Compensation Table

The following table sets forth the compensation earned by or paid to each non-employee member of our Board for service as a director during the fiscal year ended December 31, 2025. The compensation of David Bailey, our Chief Executive Officer, and Tim Pickett, our former Chief Medical Officer, is described above and includes all compensation paid to Mr. Bailey and BTC Consulting for their services to the Company. Adam Cox, who also served as an executive director during 2025, did not receive additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)		Option Awards ($)(1)		All Other Compensation ($)	Total ($)
Charles P. Blackburn (2)	47,715		149,999	(3)	—		—	197,714
Perianne Boring (2)	38,172		149,999	(3)	—		—	188,171
Greg Xethalis (2)	47,715		149,999	(3)	—		—	197,714
Mark Yusko (2)	44,561		149,999	(3)	—		—	194,560
Eric Weiss (2)	15,965		149,999	(3)	—		—	165,964
Amy Powell (4)	14,000	(5)	6,113	(6)	9,389	(7)	—	29,502
Christian Robinson (4)	7,000		6,113	(6)	9,389	(7)	—	22,502
Gary Seelhorst (4)	7,000		6,113	(6)	9,389	(7)	—	22,502

(1) These amounts represent the grant date fair value of time-based restricted stock unit and option awards granted by the Board, determined in accordance with Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) Topic 718. All awards are amortized over the vesting life of the award. For the assumptions used in our valuations, see Note 11 of our notes to financial statements in our Annual Report. As of December 31, 2025, the aggregate number of RSUs and stock option awards outstanding held by our non-employee directors were: Mr. Blackburn, 2,819; Ms. Boring, 2,819; Mr. Xethalis, 2,819; Mr. Yusko, 2,819; Mr. Weiss, 0; Ms. Powell, 96; Mr. Robinson, 96; Mr. Seelhorst, 96.

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(2) Appointed as of August 14, 2025 in connection with the Nakamoto Merger.

(3) Reflects 2,819 RSUs that vest on August 15, 2026, subject to such director’s continued services on the Board of the Company through August 15, 2026. Mr. Weiss resigned from the Board effective as of September 29, 2025. The RSUs Mr. Weiss was awarded for his service on the Board were forfeited for no consideration in connection with his resignation.

(4) Resigned as of August 14, 2025 in connection with the Nakamoto Merger.

(5) Represents the $7,000 consulting fee for Ms. Powell under a consulting agreement with the Company. The consulting agreement was terminated in August 2025.

(6) Reflects 45 shares that were fully vested as of the grant date and issued for services rendered prior to April 1, 2025 and 58 shares that were fully vested as of the grant date and issued for services prior to August 14, 2025.

(7) Reflects (i) 50 stock options that vest only upon a change in control of the Company (as defined in the Company’s 2022 Equity Incentive Plan), with an exercise price of $156.00 and an initial expiration date of May 12, 2035, and (ii) 13 stock options exercisable as of May 12, 2025 at an exercise price of $220.00 and an initial expiration date of May 12, 2035.

Incentive Stock Plan

The following summarizes the material terms of the equity incentive compensation plans in which our named executive officers and directors are eligible to participate.

2025 Equity Incentive Plan

On May 18, 2025, the Board approved the 2025 Equity Incentive Plan, effective upon the closing of the Nakamoto Merger. The 2025 Equity Incentive Plan was also approved by a majority of the Company’s stockholders on May 18, 2025, in accordance with the requirements of Nasdaq Listing Rules.

The Company uses the 2025 Equity Incentive Plan to grant incentive equity awards to its employees and service providers. The principal purpose of the 2025 Equity Incentive Plan is to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards and cash-based performance bonus awards. The following description of the 2025 Equity Incentive Plan is based on the key terms and provisions in the 2025 Equity Incentive Plan; in the event of any inconsistencies between the 2025 Equity Incentive Plan and this description, the terms and conditions of the 2025 Equity Incentive Plan shall apply.

Share Reserve. Under the 2025 Equity Incentive Plan, approximately ten percent (10%) of the shares of Company Common Stock as of August 14, 2025 on an as converted basis, or 940,299 (which has subsequently been increased to 3,440,907 due to (i) the assumption of certain option awards in connection with the acquisition of BTC Inc. as described under the heading “BTC Merger Agreement” further below and (ii) the annual increase provision described below), were initially reserved for issuance (the “Initial Share Reserve”) pursuant to a variety of stock-based compensation awards, including stock options, stock appreciation rights(“SARs”), restricted stock awards, restricted stock unit awards, performance stock awards, performance stock unit awards, and other stock-based awards. The number of shares reserved for issuance will be increased by, if approved by our Board or the Compensation Committee, an annual increase on the first day of each fiscal year beginning in 2026 and ending in 2035, equal to the lesser of (A) 5% of the shares of stock outstanding on an as converted and fully diluted basis on the last day of the immediately preceding fiscal year, and (B) such smaller number of shares of stock as determined by our Board; provided, however, that the aggregate maximum number of shares of stock that may be issued upon the exercise of incentive stock options is equal to the Initial Share Reserve, subject to adjustment as provided in the 2025 Equity Incentive Plan.

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The following counting provisions will be in effect for the share reserve under the 2025 Equity Incentive Plan:

●	to the extent that an award terminates, expires or lapses for any reason or an award is settled in cash without the delivery of shares, any shares subject to the award at such time will be available for future grants under the 2025 Equity Incentive Plan;
●	to the extent shares are tendered or withheld to satisfy the grant, exercise price or tax withholding obligation with respect to any award under the 2025 Equity Incentive Plan, such tendered or withheld shares will be available for future grants under the 2025 Equity Incentive Plan;
●	to the extent that shares of Company Common Stock awarded by us are repurchased by us prior to vesting so that shares are returned to us, such shares will be available for future grants under the 2025 Equity Incentive Plan;
●	the payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the 2025 Equity Incentive Plan; and
●	to the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries will not be counted against the shares available for issuance under the 2025 Equity Incentive Plan.

The 2025 Equity Incentive Plan includes limits with respect to non-employee directors. A non-employee director shall not receive total compensation for any fiscal year of the Company that exceeds $750,000. For this purpose total compensation is the sum of the grant date fair value of any equity or equity-based awards granted to such non-employee director during such fiscal year, and the amount of cash fees or awards payable to such non-employee director in respect of such service during any fiscal year, including any such amounts that are voluntarily deferred by the non-employee director.

Administration. The Compensation Committee administers the 2025 Equity Incentive Plan unless our Board assumes authority for administration. The Compensation Committee must consist of at least two members of our Board, each of whom is intended to qualify as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and an “independent director” within the meaning of the rules of the Nasdaq Global Market, or other principal securities market on which shares of Company Common Stock are traded. The 2025 Equity Incentive Plan provides that the Board or the Compensation Committee may delegate its authority to grant awards to employees other than executive officers and certain senior executives of our company to a committee consisting of one or more members of our Board or one or more of our officers, other than awards made to our non-employee directors, which must be approved by our full Board.

Subject to the terms and conditions of the 2025 Equity Incentive Plan, the administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards, and the terms and conditions of awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2025 Equity Incentive Plan. The administrator is also authorized to adopt, amend, or rescind rules relating to administration of the 2025 Equity Incentive Plan. Our Board may at any time remove the Compensation Committee as the administrator and rest in itself the authority to administer the 2025 Equity Incentive Plan. The full Board administers the 2025 Equity Incentive Plan with respect to awards to non-employee directors.

Eligibility. Options, SARs, restricted stock, performance stock, and all other stock-based awards under the 2025 Equity Incentive Plan may be granted to individuals who are then our officers, employees, or consultants or are the officers, employees, or consultants of certain of our subsidiaries. Such awards also may be granted to our directors. Only employees of our company or certain of our subsidiaries may be granted incentive stock options, or ISOs.

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Awards. The 2025 Equity Incentive Plan provides that the administrator may grant or issue stock options, SARs, restricted stock, restricted stock units, performance stock, performance stock units, other stock-based awards, and dividend equivalents, or any combination thereof. Each award sets forth in a separate agreement with the person receiving the award and indicates the type, terms, and conditions of the award.

●	Nonstatutory Stock Options, or NSOs, provide for the right to purchase shares of our Common Stock at a specified price which may not be less than fair market value on the date of grant, and usually become exercisable (at the discretion of the administrator) in one or more installments after the grant date, subject to the participant’s continued employment or service with us and/or subject to the satisfaction of corporate performance targets and individual performance targets established by the administrator. NSOs may be granted for any term specified by the administrator that does not exceed ten years.

●	Incentive Stock Options, or ISOs, are designed in a manner intended to comply with the provisions of Section 422 of the Tax Code and are subject to specified restrictions contained in the Tax Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the 2025 Equity Incentive Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.

●	Restricted Stock and Performance Stock may be granted to any eligible individual and made subject to such restrictions as may be determined by the administrator, which in the case of performance stock includes performance-based restrictions. Restricted stock and performance stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, such stock may not be sold or otherwise transferred until restrictions are removed or expire. Recipients of restricted stock and performance stock, unlike recipients of options, have voting rights and have the right to receive dividends, if any, prior to the time when the restrictions lapse, however, extraordinary dividends will generally be placed in escrow, and will not be released until restrictions are removed or expire.

●	Restricted Stock Units and Performance Stock Units may be awarded to any eligible individual, typically without payment of consideration, but subject to vesting conditions based on continued employment or service or on performance criteria established by the administrator. Like restricted stock and performance stock, such units may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock and performance stock, stock underlying such units are not issued until the units have vested, and recipients of units generally have no voting or dividend rights prior to the time when vesting conditions are satisfied.

●	Stock Appreciation Rights, or SARs, may be granted in connection with stock options or other awards, or separately. SARs granted in connection with stock options or other awards typically provide for payments to the holder based upon increases in the price of Company Common Stock over a set exercise price. The exercise price of any SAR granted under the 2025 Equity Incentive Plan must be at least 100% of the fair market value of a share of Company Common Stock on the date of grant. There are no restrictions specified in the 2025 Equity Incentive Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the administrator in the agreements. SARs under the 2025 Equity Incentive Plan are settled in cash or shares of Company Common Stock, or in a combination of both, at the election of the administrator.

●	Other Stock-Based Awards are awards of fully vested shares of Company Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of our Company Common Stock. Other stock-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments, and as payment in lieu of base salary, bonus, fees, or other cash compensation otherwise payable to any individual who is eligible to receive awards. The plan administrator determines the terms and conditions of other stock-based awards, which may include vesting conditions based on continued service, performance, and/or other conditions.

●	Dividend Equivalents represent the right to receive the equivalent value of dividends paid on shares of Company Common Stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of dividend payment dates during the period between a specified date and the date such award terminates or expires, as determined by the plan administrator.

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Any award may be granted as a performance award, meaning that the award is subject to vesting and/or payment based on the attainment of specified performance goals.

Change in Control. In the event of a change in control where the acquirer does not assume or replace awards granted prior to the consummation of such transaction, awards issued under the 2025 Equity Incentive Plan may be subject to accelerated vesting in the discretion of the administrator, such that 100% of such awards will become vested and exercisable or payable, as applicable. In addition, the administrator will also have complete discretion to structure one or more awards under the 2025 Equity Incentive Plan to provide that such awards will become vested and exercisable or payable on an accelerated basis in the event such awards are assumed or replaced with equivalent awards, including in such circumstances where the individual’s service with us or the acquiring entity is subsequently terminated within a designated period following the change in control event. The administrator may also make appropriate adjustments to awards under the 2025 Equity Incentive Plan and is authorized to provide for the acceleration, cash-out, termination, assumption, substitution, or conversion of such awards in the event of a change in control or certain other unusual or nonrecurring events or transactions. Under the 2025 Equity Incentive Plan, a change in control is generally defined as:

●	the transfer or exchange in a single transaction or series of related transactions by our stockholders of more than 50% of our voting stock to a person or group;

●	a change in the composition of our Board such that incumbent directors cease to constitute a majority of the board;

●	the consummation of a merger, consolidation reorganization or business combination, a sale or disposition of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity, other than a transaction (i) that results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities; (ii) after which no person or group beneficially owns 50% or more of the outstanding voting securities of the surviving entity immediately after the transaction; and (iii) after which at least a majority of the board of the successor entities were board members at the time of the approval of the transaction; or

●	our liquidation or dissolution.

Adjustments of Awards. In the event of any stock dividend or other distribution, stock split, reverse stock split, reorganization, combination, or exchange of shares, merger, consolidation, split-up, spin-off, recapitalization, repurchase, or any other corporate event affecting the number of outstanding shares of Company Common Stock or the share price of our Company Common Stock that would require adjustments to the 2025 Equity Incentive Plan or any awards under the 2025 Equity Incentive Plan in order to prevent the dilution or enlargement of the potential benefits intended to be made available thereunder, the administrator will make appropriate, proportionate adjustments to:

●	the aggregate number and type of shares subject to the 2025 Equity Incentive Plan;

●	the number and kind of shares subject to outstanding awards and terms and conditions of outstanding awards (including, without limitation, any applicable performance targets or criteria with respect to such awards); and

●	the grant or exercise price per share of any outstanding awards under the 2025 Equity Incentive Plan.

Amendment and Termination. The administrator may terminate, amend, or modify the 2025 Equity Incentive Plan at any time and from time to time. However, we must generally obtain stockholder approval to the extent required by applicable law, rule, or regulation (including any applicable stock exchange rule). Notwithstanding the foregoing, an option may be amended to reduce the per share exercise price below the per share exercise price of such option on the grant date and options may be granted in exchange for, or in connection with, the cancellation or surrender of options having a higher per share exercise price without receiving additional stockholder approval.

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Termination. The Board may terminate the 2025 Equity Incentive Plan at any time. No awards, including incentive stock options, may be granted pursuant to the 2025 Equity Incentive Plan after the 10th anniversary of the effective date of the 2025 Equity Incentive Plan, and no additional annual share increases to the 2025 Equity Incentive Plan’s aggregate share limit will occur from and after such anniversary. Any award that is outstanding on the termination date of the 2025 Equity Incentive Plan will remain in force according to the terms of the 2025 Equity Incentive Plan and the applicable award agreement.

As of October 26, 2026, a total of 3,440,907 shares of Common Stock are reserved for awards granted under the 2025 Equity Incentive Plan.

As of October 26, 2026, a total of 165,260 shares of Common Stock remain available for issuance under the 2025 Equity Incentive Plan.

2022 Equity Incentive Plan

On October 10, 2022, the Company’s stockholders and Board approved the 2022 Equity Incentive Plan. The principal purpose of the 2022 Equity Incentive Plan is to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards. The following description of the 2022 Equity Incentive Plan is based on the key terms and provisions in the 2022 Equity Incentive Plan; in the event of any inconsistencies between the 2022 Equity Incentive Plan and this description, the terms and conditions of the 2022 Equity Incentive Plan shall apply.

Share Reserve. Under the 2022 Equity Incentive Plan, approximately 3,750 shares of Common Stock were initially reserved for issuance (which has subsequently been increased to 30,446 shares pursuant to the annual increase provision described below) pursuant to a variety of stock-based compensation awards, including stock options, restricted stock awards, stock awards, and performance shares. The number of shares reserved for issuance will be increased by, if approved by our Board or the Compensation Committee of our Board, an annual increase, equal to the lesser of (A) 4% of the shares of stock outstanding on the last day of the immediately preceding fiscal year, and (B) such smaller number of shares of stock as determined by our Board or the Compensation Committee. In 2026, our Compensation Committee determined not to increase the number of shares reserved for issuance under the 2022 Equity Incentive Plan.

Administration. The Compensation Committee administers the 2022 Equity Incentive Plan unless our Board assumes authority for administration.

Subject to the terms and conditions of the 2022 Equity Incentive Plan, the administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards, and the terms and conditions of awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2022 Equity Incentive Plan. The administrator is also authorized to adopt, amend, or rescind rules relating to administration of the 2022 Equity Incentive Plan. Our Board may at any time remove the Compensation Committee as the administrator and rest in itself the authority to administer the 2022 Equity Incentive Plan.

Eligibility. Options, restricted stock, and all other stock-based awards under the 2022 Equity Incentive Plan may be granted to individuals who are then our officers, employees, or consultants or are the officers, employees, or consultants. Such awards also may be granted to our directors. Only employees of our company may be granted incentive stock options, or ISOs.

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Awards. The 2022 Equity Incentive Plan provides that the administrator may grant or issue stock options, SARs, restricted stock, restricted stock units, performance stock, performance stock units, other stock-based awards, and dividend equivalents, or any combination thereof. Each award sets forth in a separate agreement with the person receiving the award and indicates the type, terms, and conditions of the award.

●	Nonstatutory Stock Options (“NSOs”), provide for the right to purchase shares of our Common Stock at a specified price which may not be less than fair market value on the date of grant, and usually become exercisable (at the discretion of the administrator) in one or more installments after the grant date, subject to the participant’s continued employment or service with us and/or subject to the satisfaction of corporate performance targets and individual performance targets established by the administrator. NSOs may be granted for any term specified by the administrator that does not exceed ten years.

●	Incentive Stock Options (“ISOs”), are designed in a manner intended to comply with the provisions of Section 422 of the Tax Code and are subject to specified restrictions contained in the Tax Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the 2022 Equity Incentive Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.

●	Restricted stock and performance shares may be granted to any eligible individual and made subject to such restrictions as may be determined by the administrator, which in the case of performance shares includes performance-based restrictions. Restricted stock and performance shares, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, such stock may not be sold or otherwise transferred until restrictions are removed or expire. Recipients of restricted stock and performance shares, unlike recipients of options, have voting rights and have the right to receive dividends, if any, prior to the time when the restrictions lapse, however, extraordinary dividends will generally be placed in escrow, and will not be released until restrictions are removed or expire.

●	Other Stock-Based Awards are awards of fully vested shares of Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of our Common Stock. Other stock-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments, and as payment in lieu of base salary, bonus, fees, or other cash compensation otherwise payable to any individual who is eligible to receive awards. The plan administrator determines the terms and conditions of other stock-based awards, which may include vesting conditions based on continued service, performance, and/or other conditions.

Any award may be granted as a performance award, meaning that the award is subject to vesting and/or payment based on the attainment of specified performance goals.

Change of Control. In the event of a change of control the administrator is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to participants and the Company, with respect to an outstanding award in the event of a change of control or similar event.

Upon the occurrence of a change of control and unless otherwise provided in an award agreement with respect to a particular award: (i) all outstanding stock options become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the stock option and the option price, and remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the exercisability of such stock option or any portion thereof for any length of time; (ii) all outstanding performance shares with respect to which the applicable performance period has not been completed will be paid out as soon as practicable as follows: (a) all performance objectives applicable to the award of performance shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the performance shares covered by the award; (b) the applicable performance period will be deemed to have been completed upon occurrence of the change of control; (c) the payment to the participant in settlement of the performance shares will be the amount determined by the administrator, in its sole discretion, or in the manner stated in the award agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable performance period that have elapsed prior to occurrence of the change of control, and the denominator of which is the total number of months in the original performance period; and (iv) upon the making of any such payment, the award agreement as to which it relates will be deemed terminated and of no further force and effect; and (iii) all outstanding shares of restricted stock with respect to which the restrictions have not lapsed will be deemed vested, and all such restrictions will be deemed lapsed and the restriction period ended.

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Under the 2022 Equity Incentive Plan, a change of control is generally defined as:

●	the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

●	the approval by the Board of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or

●	in the absence of a prior expression of approval by the Board, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

Adjustments of Awards. In the event of any stock dividend, stock split, a reorganization or reclassification of Common Stock, or any other change in the structure of the shares of Common Stock affecting the number of outstanding shares of Common Stock or the share price of our Common Stock that would require adjustments to the 2022 Equity Incentive Plan or any awards under the 2022 Equity Incentive Plan, the administrator will make appropriate, proportionate adjustments to:

●	the aggregate number and type of shares subject to the 2022 Equity Incentive Plan;

●	the number and kind of shares subject to outstanding awards and terms and conditions of outstanding awards (including, without limitation, any applicable performance targets or criteria with respect to such awards); and

●	the grant or exercise price per share of any outstanding awards under the 2022 Equity Incentive Plan.

Amendment and Termination. The administrator may terminate, amend, or modify the 2022 Equity Incentive Plan at any time and from time to time. However, we must generally obtain stockholder approval to the extent required by applicable law, rule, or regulation (including any applicable stock exchange rule). Notwithstanding the foregoing, an option may be amended to reduce the per share exercise price below the per share exercise price of such option on the grant date and options may be granted in exchange for, or in connection with, the cancellation or surrender of options having a higher per share exercise price without receiving additional stockholder approval.

Termination. The Board may terminate the 2022 Equity Incentive Plan at any time. No awards, including incentive stock options, may be granted pursuant to the 2022 Equity Incentive Plan after the 10th anniversary of the effective date of the 2022 Equity Incentive Plan, and no additional annual share increases to the 2022 Equity Incentive Plan’s aggregate share limit will occur from and after such anniversary. Any award that is outstanding on the termination date of the 2022 Equity Incentive Plan will remain in force according to the terms of the 2022 Equity Incentive Plan and the applicable award agreement.

As of October 26, 2026, a total of 30,446 shares of Common Stock are reserved for awards granted under the 2022 Equity Incentive Plan.

As of October 26, 2026, a total of 11,831 shares of Common Stock remain available for issuance under the 2022 Equity Incentive Plan.

Equity Award Grant Policies and Practices

In accordance with Item 402(x) of Regulation S-K, the Company’s policy on a go-forward basis will be to grant equity awards, including stock options and SARs, at times that are not proximate to the release of material nonpublic information. The Compensation Committee of the Board intends to schedule meetings to approve equity awards in advance and without regard to the timing of the release of earnings or other material nonpublic information. The Company does not intend to time the granting of equity awards to take advantage of any material nonpublic information.

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If equity awards ultimately are granted at a time when the Company is in possession of material nonpublic information, such awards will only be made after careful consideration is given by the Compensation Committee, and the good-faith rationale and legitimate business reasons for the timing of making the award are documented in the Compensation Committee’s minutes. The Company does not intend to have a practice of coordinating the timing of equity award grants with the release of material nonpublic information, and any such coincidence would be incidental.

The exercise price of all stock options and SARs shall be set at the closing price of the Common Stock on the date preceding the date of the grant, which is the date the Compensation Committee approves the award. The Company does not and will not have a policy or practice of retroactively selecting grant dates or of granting equity awards with exercise prices that are based on a date other than the actual grant date.

Indemnification

The Company shall indemnify its officers and directors who, acting in good faith, with reasonable and prudent care, and in the best interest of the Company, who were or are made a party or are threatened to be made a party to or are involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (each a “Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, against any and all liabilities, damages, reasonable and documented expenses (including reasonably incurred and substantiated attorneys’ fees), financial effects of judgments, fines, penalties (including excise and similar taxes and punitive damages) and amounts paid in settlement in connection with such Proceeding by any of them. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled otherwise.

The Company may, by action of its Board and to the extent provided in such action, indemnify any employee or other persons. To the extent that an employee is successful on the merits or otherwise in defense of any proceeding, or in the defense of any claim, issue or matter therein, the Company shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connecting with the defense. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled otherwise.

COMPENSATION COMMITTEE REPORT

The function of the Compensation Committee is to advise senior management on the administration of our compensation programs and plans, review and approve corporate goals and objectives relevant to senior executive officers’ compensation arrangements, evaluate the performance of the executive officers in light of those goals and objectives, determine the executive officers’ compensation levels based on this evaluation, assist our executive officers in formulating compensation programs applicable to our other senior management and oversee our equity compensation plan.

Our Compensation Committee has reviewed and discussed with our management the “2025 Director and Executive Officer Compensation” section of this Proxy Statement. Based upon the reviews and discussions, we have recommended to our Board that the 2025 Director and Executive Officer Compensation section be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board:

Greg Xethalis (Chairperson of the Compensation Committee)

Charles P. Blackburn (Member of the Compensation Committee)

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN PERSONS

The following table sets forth information pertaining to “beneficial ownership” (as defined below) of our Common Stock as of the October 26, 2026, by (i) individuals or entities known by us to beneficially own more than five percent of our Common Stock, (ii) each director and director nominee, (iii) our executive officers, and (iv) all directors and executive officers as a group. The table below is based upon information supplied by officers, directors and principal stockholders and Schedule 13Gs and 13Ds filed with the SEC.

The number of shares “beneficially owned” by a given stockholder is determined under SEC Rules, and the designation of ownership set forth below is not necessarily indicative of ownership for any other purpose. In general, the beneficial ownership as set forth below includes shares over which a director, director nominee, principal stockholder, or executive officer has sole or shared voting or investment power and certain shares which such person has a vested right to acquire, under stock options or otherwise, within 60 days of October 26, 2026.

The beneficial ownership percentages set forth in the table below are based on 18,346,473 shares of our Common Stock issued and outstanding as of October 26, 2026. Unless otherwise indicated in the table below, the business address of each of the following is 300 10th Ave South, Nashville, Tennessee 37203.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Shares
Executive Officers and Directors
David Bailey(1)	3,239,043	17.63%
Teresa Gendron(2)	16,404	*
Tyler Evans (3)	1,238,475	6.50%
Amanda Fabiano(4)	35,537	*
John Dalton(5)	9,842	*
Charles P. Blackburn	2,819	*
Perianne Boring	2,819	*
Greg Xethalis	2,819	*
Mark Yusko	55,319	*
All Current Executive Officers and Directors as a Group (9 persons)	4,603,077	24.08%
Greater than 5% Stockholders
Calli Bailey(6)	2,633,322	14.35%
David Bailey (1)	3,239,043	17.63%

*	Indicates beneficial ownership of less than 1% of the total issued and outstanding shares of common stock.

(1)	Includes (i) 3,186,204 shares of Common Stock held directly by Mr. Bailey, (ii) 1,174 shares of Common Stock underlying RSUs that will vest within 60 days of October 26, 2026, (iii) 19,531 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days of October 26, 2026, and (iv) 32,134 shares of Common Stock held by Mr. Bailey’s spouse, as to which Mr. Bailey disclaims beneficial ownership except to the extent of his pecuniary interest therein. Of such shares, 1,352,507 shares of Common Stock are subject to a lock-up agreement with the Company.

(2)	Includes 16,404 shares of Common Stock underlying RSUs that will vest within 60 days of October 26, 2026.

(3)	Includes (i) 523,866 shares of Common Stock held directly by Mr. Evans, (ii) 940 shares of Common Stock underlying RSUs that will vest within 60 days of October 26, 2026, and (iii) 713,669 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will become exercisable within 60 days of October 26, 2026. Of such shares, 223,024 shares of Common Stock are subject to a lock-up agreement with the Company.

(4)	Includes (i) 25,845 shares of Common Stock held directly by Ms. Fabiano and (ii) 9,692 shares of Common Stock underlying RSUs that will vest within 60 days of October 26, 2026.

(5)	Includes 9,842 shares of Common Stock underlying RSUs that will vest within 60 days of October 26, 2026.

(6)	Includes (i) 2,468,300 shares of Common Stock held directly by Ms. Bailey and (ii) 165,022 shares of Common Stock held by Ms. Bailey’s spouse, as to which Ms. Bailey disclaims beneficial ownership except to the extent of her pecuniary interest therein. Of such shares, 1,235,796 shares of Common Stock are subject to a lock-up agreement with the Company.

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Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of forms filed in the SEC’s EDGAR database, all Section 16(a) requirements applicable to persons who were officers, directors and greater than 10% stockholders during the preceding fiscal year were complied with and satisfied on a timely basis, except for the following: (i) one late Form 3 was filed on October 7, 2025 for Eric Weiss that disclosed no beneficial ownership of securities, (ii) one late Form 4 was filed on August 19, 2025 for Andrew Creighton with respect to Common Stock received in 2025 pursuant to the Merger, and (iii) one late Form 4 was filed on August 22, 2025 for Tyler Evans with respect to Common Stock received in 2025 pursuant to the Merger.

Change of Control

Please see “Certain Relationships and Related Transactions” for a description of the Mergers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As a smaller reporting company, SEC rules require us to disclose any transaction since the beginning of our last two completed fiscal years, or any currently proposed transaction, in which we are a participant, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or beneficial owner of more than 5% of our Common Stock, or an immediate family member of any of those persons.

The Company has transactions with related parties, including officers, directors and their affiliates. The transactions are conducted in the ordinary course of business and are generally on terms no less favorable than those available to unrelated third parties. The Company reimburses officers and directors for reasonable and necessary expenses incurred in the course of performing their duties for the Company, and provides certain officers and directors with health insurance and other fringe benefits.

Our Audit Committee reviews and approves related person transactions under our Related Person Transaction Policy. In connection with the review and approval of the acquisitions of BTC Inc and UTXO described below, our Board of Directors formed a special committee comprised solely of independent and disinterested directors.

Except as otherwise indicated, the share numbers and per share prices set forth under this Section are presented on a pre-split basis and do not give effect to the 1-for-40 reverse stock split of our Common Stock effected on May 22, 2026. Except as otherwise indicated below, amounts described under “—Transactions with Related Persons During 2026” reflect the six months ended June 30, 2026.

BTC Merger Agreement

On February 16, 2026, the Company exercised its call option (the “Nakamoto Option”) to acquire BTC Inc, under that certain Master Marketing Services Agreement, by and between Nakamoto Holdings, BTC Inc, and the other parties thereto, dated May 12, 2025 (the “BTC MSA”), which was assigned to and assumed by the Company pursuant to that certain Assignment and Assumption Agreement with Novation, dated August 14, 2025, by and between the Company, Nakamoto Holdings and BTC Inc (the “Assignment Agreement”).

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Under the Assignment Agreement, the Company agreed that in connection with the exercise of both (i) the Nakamoto Option and (ii) BTC Inc’s call option (the “BTC Option”) to acquire UTXO, under that certain Master Marketing Services Agreement by and among BTC Inc, UTXO, and the other parties thereto, dated May 12, 2025, the Company would issue shares of Common Stock, to the Sellers (as defined in the BTC MSA) and that the per share price of such shares of Common Stock would be $1.12.

Concurrently with the exercise of the Nakamoto Option, the Company completed the transaction contemplated by the Agreement and Plan of Merger (the “UTXO Merger Agreement”) by and among the Company, UTXO GP Merger Sub, LLC, a Tennessee limited liability company and a wholly-owned subsidiary of the Company (“UTXO Merger Sub”), UTXO, David Bailey, in his individual capacity, Tyler Evans, in his individual capacity, and the equityholder representative party thereto, and the Agreement and Plan of Merger (the “BTC Merger Agreement” and, together with the UTXO Merger Agreement, the “Merger Agreements”) with BTC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, BTC Inc, and the stockholder representative party thereto. The Board unanimously approved the Company’s entry into the BTC Merger Agreement.

On February 20, 2026, the Company consummated the transactions contemplated by the BTC Merger Agreement. Pursuant to the BTC Merger Agreement, at the closing of the BTC Merger (the “BTC Closing”), (a) all issued and outstanding shares of common stock of BTC Inc, par value $0.00005 per share, and preferred stock of BTC Inc, par value $0.00005 per share, were, collectively, converted into the right to receive 259,886,237 shares of Common Stock (the “BTC Merger Shares”), and (b) the Company reserved 78,427,012 shares of Common Stock for issuance in connection with fully-vested BTC stock options assumed by the Company (“BTC Stock Options” together with BTC Merger Shares, the “BTC Consideration”).

Based on the closing price of Common Stock of $0.248 on February 19, 2026 (the day prior to the BTC Closing), the aggregate value of the shares of Common Stock issued or issuable as BTC Consideration, net of aggregate strike prices for the BTC Stock Options, is equal to approximately $75,065,352. The shares of Common Stock issued as BTC Consideration bear customary legends and transfer of such shares is subject to certain restrictions, including those in the form of lock-up agreements entered into with the Company (the “Lock-Up Agreements”).

Pursuant to the BTC Merger Agreement, 24,835,418 shares of Common Stock were withheld from the BTC Consideration and are available to offset any post-closing adjustments to the BTC Consideration and to support indemnification obligations (the “BTC Holdback Shares”). Certain stockholders of BTC will receive their pro rata portions of the BTC Holdback Shares subject to the conditions in and in accordance with the BTC Merger Agreement.

As of the BTC Closing, each BTC Stock Option that was outstanding immediately prior to the BTC Closing, whether or not then vested or exercisable, was assumed by the Company and was accelerated, fully-vested and automatically converted into an option to acquire shares of Common Stock.

Each such BTC Stock Option as so assumed and converted (after such conversion, an “Assumed Option”) continues to have the same terms and conditions as applied to the BTC Stock Option immediately prior to the BTC Closing, except that, as of the BTC Closing, each such Assumed Option constituted an option to acquire that number of whole shares of Common Stock equal to the product of (A) the number of shares of BTC common stock subject to such BTC Stock Option immediately prior to the BTC Closing multiplied by (B) the exchange ratio of 137, at an exercise price per share of Common Stock equal to the quotient obtained by dividing (x) the exercise price per share of such BTC Stock Option by (y) the exchange ratio of 137.

The conversion is designed to preserve the economic value of each BTC Stock Option while converting them into shares of Common Stock. The adjustment ensures that the total cost to exercise the Assumed Options remains the same as it was under the original BTC Stock Options.

In connection with the BTC Closing, (a) Mr. Bailey, our Chief Executive Officer and Chairman of the Board, received 107,068,147 shares of Common Stock as his pro rata portion of the BTC Merger Shares (inclusive of BTC Holdback Shares) (b) Mr. Evans, our Chief Investment Officer, received 6,588,809 shares of Common Stock as his pro rata portion of the BTC Merger Shares (inclusive of BTC Holdback Shares), and (c) Ms. Calli Bailey, who became an affiliate of the Company upon the BTC Closing (together, with Tyler Evans and David Bailey, the “Nakamoto Affiliates”), received 109,937,024 shares of Common Stock as her pro rata portion of the BTC Merger Shares (inclusive of BTC Holdback Shares). Each of the Nakamoto Affiliates signed a Lock-Up Agreement restricting the shares of Common Stock they received as BTC Merger Shares at the BTC Closing, as further described below.

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In connection with the Company’s assumption of BTC Stock Options, Tyler Evans is eligible to receive 25,421,822 shares of Common Stock upon exercise of fully vested BTC Stock Options held by Evans.

During 2025, the Company incurred approximately $1.3 million of expense with BTC Inc under the Marketing Services Agreement. During 2025, the Company paid BTC Inc approximately $2.2 million for marketing services, of which approximately $1.4 million was a pre-existing liability from the Nakamoto Merger. As of December 31, 2025, approximately $0.6 million was owed to BTC Inc. In 2026, prior to the BTC Merger, the Company incurred approximately $0.1 million of expense with BTC Inc and paid BTC Inc approximately $0.6 million.

UTXO Merger Agreement

On February 16, 2026, BTC Inc exercised the BTC Option to acquire UTXO. In order to more efficiently effectuate the closing of the transactions contemplated by the BTC Option and the Nakamoto Option, UTXO, BTC Inc and the Company agreed to effect the transactions contemplated by the exercise of the BTC Option and Nakamoto Option through the simultaneous acquisition of UTXO and BTC Inc by the Company. Accordingly, concurrently with BTC Inc’s exercise of the BTC Option, the Company entered into the UTXO Merger Agreement. Pursuant to the UTXO Merger Agreement, UTXO Merger Sub merged with and into UTXO, with UTXO surviving the merger as a wholly-owned subsidiary of the Company. The Board unanimously approved the Company’s entry into the UTXO Merger Agreement.

Contemporaneously with the BTC Closing, the UTXO Merger closed pursuant to the UTXO Merger Agreement (the “UTXO Closing” and together with the BTC Closing, the “Closing”). At the UTXO Closing, all issued and outstanding equity interests of UTXO were converted into the right to receive 26,481,860 shares of Common Stock (the “UTXO Consideration”). Based on the closing price of Common Stock of $0.248 on February 19, 2026 (the day prior to the UTXO Closing), the value of the UTXO Consideration is equal to approximately $6,567,501. The shares of Common Stock issued as UTXO Consideration bear customary legends and transfer of such shares is subject to certain restrictions, including those in the Lock-Up Agreements.

Pursuant to the UTXO Merger Agreement, 2,648,186 shares of Common Stock were withheld from the UTXO Consideration and are available to offset any post-closing adjustments to the UTXO Consideration and to support any indemnification obligations (the “UTXO Holdback Shares”). The UTXO equityholders will receive their pro rata portion of the UTXO Holdback Shares subject to conditions in and in accordance with the UTXO Merger Agreement.

In connection with the UTXO Closing, (i) Mr. Bailey, our Chief Executive Officer and Chairman of the Board, received 13,240,930 shares of Common Stock as his pro rata portion of the UTXO Consideration (inclusive of UTXO Holdback Shares) and (ii) Mr. Evans, our Chief Investment Officer, received 13,240,930 shares of Common Stock as his pro rata portion of the UTXO Consideration (inclusive of UTXO Holdback Shares).

BTC Inc and UTXO Lock-Up Agreements

In connection with the Mergers, certain equityholders of BTC Inc and UTXO entered into Lock-Up Agreements. Under the Lock-Up Agreements, such holders agreed that, (i) during the period commencing at the Closing and ending on the date that is six (6) months after the Closing, they will not, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of, or engage in any hedging or derivative transactions with respect to 50% of the shares of Common Stock received in the applicable Merger (other than, in the case of UTXO, the BTC Inc and UTXO Holdback Shares) (or any securities issuable upon exercise, vesting or settlement of an option, warrant, restricted stock award, restricted stock unit of either BTC Inc, UTXO, or the Company), and will not make any demand for, or exercise any right with respect to, the registration of such securities, and (ii) during the period commencing at the Closing and ending on the date that is twelve (12) months after the Closing, they will be subject to the foregoing restrictions with respect to the remaining 50% of such securities, in each case subject to customary permitted transfers (including transfers to affiliates, family members and trusts for estate planning purposes, to charitable organizations, and pursuant to will or intestacy), provided that any permitted transferee agrees in writing to be bound by the Lock-Up Agreement for the remainder of the applicable restricted period. In accordance with the terms of the Lock-Up Agreements, 2,811,327 shares of Common Stock were released from the six (6) month post-closing lock-up on August 27, 2026.

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Nakamoto Holdings Merger Agreement

On August 14, 2025, the Company consummated the Nakamoto Merger, including the merger of Merger Sub with and into Nakamoto Holdings, with Nakamoto Holdings surviving as a wholly owned subsidiary of the Company. The consideration for the Merger consisted of approximately 22.3 million shares of Common Stock issued to Nakamoto Holdings shareholders. In connection with the Merger, the Company also entered into private placement subscription agreements for the sale of shares of Common Stock at a purchase price of $1.12 per share and pre-funded warrants at a purchase price of $1.12 per warrant, and on June 19, 2025, entered into additional subscription agreements for the sale of shares of Common Stock at a purchase price of $5.00 per share (collectively, the “PIPE Transactions”). The gross proceeds were approximately $540.0 million before deducting placement agent fees and other offering expenses. The net proceeds from the PIPE Transactions have been used to acquire Bitcoin, which positioned us to implement our Bitcoin treasury strategy, and for working capital and general corporate purposes. On May 12, 2025, we also agreed to issue a secured convertible debenture in the principal amount of $200.0 million to YA II PN, Ltd. (the “Convertible Debt Transaction”). The Merger and PIPE Transactions closed on August 14, 2025 and the Convertible Debt Transaction closed on August 15, 2025.

Registration Rights Agreements

In connection with the Nakamoto Merger, the Company entered into that certain Registration Rights Agreement (the “RRA”) with the stockholders of Nakamoto Holdings (the “Nakamoto Stockholders”) pursuant to which, among other things, and subject to certain limitations set forth therein, certain holders of Common Stock have customary demand registration rights and the Company is obligated to prepare and file a registration statement registering the offer and sale of all of their Common Stock. In addition, Mr. David Bailey, the Chief Executive Officer and chairman of the Company, has the right to require the Company pursuant to the RRA, subject to certain limitations set forth therein, to effect a distribution of any or all of their shares of Common Stock by means of an underwritten offering. The Company is not obligated to effect any underwritten offering unless the dollar amount of Mr. Bailey’s registrable securities is reasonably likely to result in gross sale proceeds of at least $25 million. The RRA also provides the Nakamoto Stockholders with certain customary piggyback registration rights. These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration or offering and the Company’s right to delay or withdraw a registration statement under certain circumstances.

PIPE Investments

On August 14, 2025, the Company completed its previously announced transactions in connection with its entry into subscription agreements, dated as of May 12, 2025 (the “Initial Subscription Agreements”) and as of June 19, 2025 (the “Additional Subscription Agreements” and, together with the Initial Subscription Agreements, the “Subscription Agreements”), as applicable, with certain institutional investors (the “PIPE Subscribers”) for the issuance of an aggregate of 322,979,583 shares of the Company Common Stock (the “PIPE Shares”) at a price per share of $1.12 and 5,682,586 PIPE Shares at a price per share of $5.00, and 133,800,773 pre-funded warrants to purchase shares of Common Stock (“Pre-Funded Warrants”, together with Common Stock, the “Acquired Securities”) pursuant to the issuance of pre-funded common stock purchase warrant agreements (the “Pre-Funded Warrant Agreement”) to certain institutional investors, and gross proceeds of approximately $540.0 million (collectively, the “PIPE Financings”). The Acquired Securities were issued in a private placement in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

In connection with the Closing, certain directors and executive officers of the Company also participated in the PIPE Financings on the same terms as the other PIPE Subscribers. Mark Yusko, Tyler Evans, and Andrew Creighton (who serve as Chief Commercial Officer of the Company from August 14, 2025 through June 30, 2026) participated in the PIPE Financings. Specifically, Mark Yusko, a member of the Board, agreed to purchase and received 2,100,000 shares of the Company’s Common Stock; Tyler Evans, the Company’s Chief Investment Officer, agreed to purchase and received 178,571 shares of the Company’s Common Stock; and Andrew Creighton, the Company’s then Chief Commercial Officer, agreed to purchase and received 892,857 shares of the Company’s Common Stock. The purchases by Messrs. Yusko, Evans, and Creighton were made for investment purposes and on terms no more favorable than those applicable to the other PIPE Subscribers.

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Treasury B.V. Investment

On September 4, 2025, Nakamoto Holdings made a minority investment in Treasury B.V. (“Treasury”), a private limited liability company under the laws of the Netherlands (the “Minority Investment”). In connection with the Minority Investment, Nakamoto Holdings entered into a Private Deed of Issuance (the “Private Deed”) by and among Treasury, Stichting Administratiekantoor Treasury, a foundation under the laws of the Netherlands (“Stichting”), and Nakamoto Holdings, pursuant to which Treasury agreed to issue to Stichting 1,363,027 (the “Issuance”) ordinary shares of Treasury, par value EUR 0.01 (the “Shares”), in exchange for €12,835,870.08 (approximately $15.0 million). In connection with the Issuance, Stichting issued 1,363,027 depositary receipts, representing each of the Shares, to Nakamoto Holdings in exchange for a subscription price of approximately €9.42 (approximately $10.98) per depositary receipt, for an aggregate of €12,835,870.08 (approximately $15.0 million) to be paid directly to Treasury by Nakamoto Holdings in USD Coin (USDC).

Following the Minority Investment, Treasury intends to list on a European exchange. As a condition to the Minority Investment, Nakamoto Holdings was required to deliver a customary lock-up agreement to Treasury, pursuant to which Nakamoto Holdings agreed not to sell, transfer, pledge, assign, lend, grant any option over or otherwise dispose of, directly or indirectly, any securities of ListCo (“ListCo Securities”) received by Nakamoto Holdings in exchange for the depositary receipts, for a 90-day period pursuant to a phased release of the ListCo Securities, commencing on the effective date of listing on the exchange.

In connection with the contemplated listing, Treasury entered into (i) a definitive agreement for the purchase of Bitcoin Decentralized B.V., a private company with limited liability under the laws of the Netherlands (“Bitcoin BV”), and (ii) a media services and licensing agreement with BTC Media LLC, a Tennessee limited liability company (“BTC Media,” and (i) and (ii) collectively with the Minority Investment, the “Transaction”). Both agreements were negotiated on an arm’s length basis and the Minority Investment was not a condition to the closing of either agreement.

At the time of the Minority Investment, BTC Inc was not a subsidiary of the Company and (i) both Bitcoin BV and BTC Media are affiliates of BTC Inc, and (ii) David Bailey, the Company’s Chief Executive Officer and Chairman of the Board was an officer, director and equityholder of BTC Inc; Tyler Evans, the Company’s Chief Investment Officer, was an officer, director and equityholder of BTC Inc; and Andrew Creighton, the Company’s Chief Commercial Officer, was an officer and equityholder of BTC Inc. In addition, simultaneously with the closing of the Minority Investment, Treasury intended to enter into definitive agreements for the purchase of an entity in which BTC Inc held an interest and to enter into a license agreement with BTC Media LLC (a subsidiary of BTC Inc), which agreement was subsequently entered into and later terminated. As a result, the Audit Committee approved the Minority Investment pursuant to the Company’s Related Person Transaction Policy.

Metaplanet Investment

On September 9, 2025, Nakamoto Holdings made a commitment to purchase up to $30 million of shares of common stock of Metaplanet Inc., a corporation organized under the laws of Japan, (TSE: 3350) (OTC: MTPLF) (“Metaplanet”), in connection with Metaplanet’s previously announced international equity financing (the “International Offering”).

Nakamoto Holdings paid a purchase price of approximately $3.75 per share for a total of 8,000,000 shares of Metaplanet’s common stock (the “Metaplanet Stock”). The International Offering closed on September 17, 2025. No separate share purchase agreement or subscription document was required to be signed by the Company in connection with its commitment.

The Audit Committee approved the $30 million investment pursuant to the Company’s Related Person Transaction Policy. This approval was required because David Bailey, the Company’s Chief Executive Officer and Chairman of the Board, serves on the advisory board of Metaplanet; Tyler Evans, the Company’s Chief Investment Officer, is a director of Metaplanet; and Mark Yusko, a director of the Company, was, at the time of the International Offering, a director of Metaplanet.

In Q1 2026, the Company sold 5,000,000 shares of its Metaplanet Stock for approximately $11.1 million. In Q2 2026, the Company contributed its remaining 3,000,000 shares of its Metaplanet Stock to 210k Capital fund and received a limited partnership interest in 210k Capital fund. The fair value of the Metaplanet Stock at the time of contribution was approximately $5.5 million.

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Transactions with Related Persons During 2026

Fund Management Arrangements

The Company provides management services to the 210k Capital fund (the “210k Capital Fund”) and the Bitcoin Ecosystem fund (the “Bitcoin Ecosystem Fund” and, together with the 210k Capital Fund, the “Funds”), for which the Company earns management and performance fees. During the six months ended June 30, 2026, the Company earned management fees from the Funds of approximately $0.6 million and received management fee payments of approximately $0.6 million in the aggregate. During the same period, the Company received from the 210k Capital Fund shares of Metaplanet with a fair value of approximately $0.7 million relating to a pre-acquisition redemption. As of June 30, 2026, the Company held investments of approximately $5.2 million in the 210k Capital Fund and approximately $0.2 million in the Bitcoin Ecosystem Fund, and had receivables of approximately $0.3 million from the Funds.

Commercial Arrangements with Metaplanet and Treasury

During the six months ended June 30, 2026, the Company received approximately $0.9 million from Metaplanet for event sponsorship and Bitcoin for Corporations membership fees and approximately $0.4 million from Treasury in fees to terminate certain contractual arrangements. In the second quarter of 2026, BTC Inc entered into an agreement with Metaplanet pursuant to which BTC Inc will provide event production services to Metaplanet. The relationships of our directors and executive officers with Metaplanet and Treasury are described under “—Metaplanet Investment” and “—Treasury B.V. Investment” above.

Payments to Related Persons in Connection with the Mergers

During the six months ended June 30, 2026, the Company paid Mr. Bailey, our Chief Executive Officer and Chairman of the Board, approximately $1.4 million to pay down liabilities associated with distributions declared prior to the BTC Merger and approximately $0.1 million relating to funding provided to UTXO prior to the UTXO Merger. During the same period, the Company paid Mr. Evans, our Chief Investment Officer, approximately $0.2 million to pay down liabilities associated with distributions declared prior to the BTC Merger and approximately $0.1 million relating to funding provided to UTXO prior to the UTXO Merger, and distributed to Mr. Evans shares of Metaplanet with a fair value of approximately $0.7 million relating to a distribution liability arising prior to the UTXO Merger.

The Company also paid approximately $2.7 million in the aggregate to Ms. Calli Bailey, one of the Nakamoto Affiliates, and Mr. Charles Bailey, her spouse, to pay down liabilities associated with distributions declared prior to the BTC Merger. In addition, the Company paid approximately $0.3 million to Ms. Calli Bailey in her capacity as the stockholder representative under the BTC Merger Agreement, to be applied to expenses incurred by her in that capacity, with any remaining amount to be distributed to the former stockholders of BTC Inc.

Indemnification Agreements

On August 14, 2025, the Company entered into a standard form of indemnification agreement with each of Perianne Boring, Tim Pickett, Mark Yusko, Greg Xethalis, Charles P. Blackburn, David Bailey and Eric Weiss, and on substantially the same terms with Tyler Evans, Andrew Creighton, Kyle Simon and Amanda Fabiano. The indemnification agreements provide, among other things, that the Company will indemnify each indemnitee, under the circumstances and to the extent provided in the agreement, for certain expenses they may be required to pay in connection with claims to which they may be made a party by reason of their position with the Company. The agreements were entered into when the Company was a Utah corporation and accordingly referred to the fullest extent permitted under Utah law and the Company’s then-governing documents. The Company converted from a Utah corporation to a Delaware corporation on December 17, 2025, and indemnification of our directors and officers is now governed by the DGCL and our Existing Certificate and Bylaws.

On May 4, 2026, the Board approved a revised form of director and officer indemnification agreement (the “Indemnification Agreement”) and the Company entered into Indemnification Agreements with each of its directors and officers serving in such roles on such date, including Teresa Gendron, our Chief Financial Officer, and John Dalton, our Chief Accounting Officer, who were not serving in such roles on August 14, 2025 when the Company entered into the original Utah-governed indemnification agreements described in the preceding paragraph. The new form Indemnification Agreement supersedes the Company’s previous form of indemnification agreement.

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The Indemnification Agreement updates and supplements the indemnification rights and obligations of the Indemnitee and of the Company already included in the Company’s Amended Certificate of Incorporation and Amended and Restated Bylaws. Subject to certain exceptions specified in the Indemnification Agreement, the Company will indemnify each Indemnitee to the fullest extent permitted by Delaware law against losses and expenses (including attorneys’ fees) incurred in connection with any threatened, pending or completed civil, criminal, administrative or investigative proceeding arising by reason of the Indemnitee’s service as a director or officer of the Company or, at the Company’s request, in similar capacities at other entities, and will advance such expenses within 30 days following receipt of a written request (subject to a limited extension in certain circumstances), with repayment required only if it is ultimately determined by a final, non-appealable judicial decision that the Indemnitee is not entitled to indemnification. The Indemnification Agreement also provides for, among other things, a presumption of entitlement to indemnification and advancement of expenses (with the Company bearing the burden of overcoming such presumption), the use of independent counsel selected by the Indemnitee to make determinations of entitlement following a change in control of the Company (as defined in the Indemnification Agreement), and the Company’s commitment to use reasonable best efforts to maintain directors’ and officers’ liability insurance providing coverage to the Indemnitees. The Company’s obligations under the Indemnification Agreement are subject to customary limitations and exclusions, including with respect to reimbursements pursuant to any clawback or compensation recoupment policy, disgorgement of profits under Section 16(b) of the Securities Exchange Act of 1934, as amended, and conduct that has been determined by a final, non-appealable adjudication to constitute knowing fraud or willful misconduct.

Consulting and Employment Arrangements

Creighton Separation and Release Agreement

On June 29, 2026, the Company and Mr. Creighton entered into a Separation Agreement and Release (the “Creighton Release Agreement”). Pursuant to the Creighton Release Agreement, the Company agreed to (i) pay Mr. Creighton a separation payment in the gross amount of $300,000 as required under his employment agreement, (ii) accelerate 15,037 restricted stock units held by Mr. Creighton under a restricted stock unit award and (iii) pay Mr. Creighton a cash payment of $14,606 in lieu of granting certain options referenced in Mr. Creighton’s employment agreement.

The Creighton Release Agreement provides for, among other things, a release of claims by Mr. Creighton (subject to customary exceptions, including claims that may not be waived as a matter of law), confidentiality obligations of Mr. Creighton, and non-disparagement and cooperation obligations.

Pickett Separation and Release Agreement

On August 3, 2026, the Company and Mr. Pickett entered into the Separation Agreement. The Company agreed to pay Mr. Pickett a separation payment in the gross amount of $911,468.58, less applicable tax withholdings and other lawful deductions, payable in a single installment on or during the first scheduled Company pay cycle occurring after the date that is one week following the Separation Agreement effective date of August 24, 2026. In addition, the Company agreed to accelerate all unvested portions of Mr. Pickett’s outstanding equity awards under the Company’s 2022 Equity Incentive Plan and the Company’s 2025 Equity Incentive Plan, include Mr. Pickett as a covered insured under its directors’ and officers’ liability insurance coverage for six years following the effective date of the Separation Agreement on the same terms and conditions as for the Company’s other officers and directors, and provide medical professional liability coverage for Mr. Pickett for four years following such date on the same terms and subject to the same limitations as during his employment. Except for the payments and benefits provided under the Separation and Release Agreement, Mr. Pickett’s compensation and benefits from the Company ceased as of his last day of employment.

The Separation Agreement provides for, among other things, mutual releases of claims (subject to customary exceptions, including claims that may not be waived as a matter of law and each party’s right to enforce the Separation Agreement), confidentiality obligations of Mr. Pickett, and reciprocal non-disparagement and cooperation obligations. The releases do not extend to Mr. Pickett’s rights to indemnification, including under the Indemnification Agreement dated May 4, 2026, which remains in effect in accordance with its terms, or to claims to insurance available under any applicable directors’ and officers’ liability insurance policy.

Interest of Certain Persons in Matters to be Acted Upon

Other than the election of our directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Annual Meeting as described in this Proxy Statement.

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PROPOSAL NO. 4: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTING OF PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1 OR IF THERE ARE NOT SUFFICIENT SHARES PRESENT TO ESTABLISH A QUORUM

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

If, at our Annual Meeting, the number of shares of our Common Stock present or represented and voting in favor of Proposal 1 is insufficient to approve such proposal, or if there are not sufficient shares present to establish a quorum, the presiding officer of the Annual Meeting may move to adjourn the Annual Meeting in order to enable our Board to continue to solicit additional proxies. In addition, if there are not sufficient shares present to establish a quorum, the presiding officer may determine to adjourn the Annual Meeting without a vote.

Our Board believes that if the number of shares of our Common Stock cast at the Annual Meeting is insufficient to approve Proposal 1, it is in the best interests of our stockholders to enable our Board to continue to seek a sufficient number of additional votes to approve such proposal.

In this Proposal 4, we are asking stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Annual Meeting or any adjournment or postponement thereof, whether or not a quorum is present when the Annual Meeting is first convened. If our stockholders approve this proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1. The presiding officer of the Annual Meeting may decide to adjourn the Annual Meeting to solicit additional votes for Proposal 1.

Additionally, and, as an example, approval of Proposal 4 could mean that, in the event we receive proxies indicating that the number of shares voted in favor of Proposal 1 is insufficient to approve Proposal 1, we could adjourn the Annual Meeting without a vote on Proposal 1 and use the additional time to solicit additional votes in favor of Proposal 1.

VOTE REQUIRED

Whether or not a quorum is present, this proposal requires the affirmative “FOR” vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against” this proposal. We expect this proposal to be treated as a non-routine matter, in which case broker non-votes would not be treated as shares entitled to vote on the proposal and would have no effect on the outcome.

It is intended that, unless contrary instructions are given, shares represented by proxies will be voted “FOR” the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event there are not sufficient votes in favor of Proposal 1.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unanimously recommends that the stockholders vote FOR the adjournment proposal.

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AUDIT COMMITTEE REPORT

The Audit Committee is responsible for, among other things, reviewing and discussing our audited financial statements with management, discussing with our independent registered public accounting firm information relating to its judgments about the quality of our accounting principles, recommending to our Board that we include the audited financial statements in our Annual Report, and overseeing compliance with the SEC requirements for disclosure of our independent registered public accounting firm’s services.

Review of Audited Financial Statements

The Audit Committee reviewed our financial statements for the fiscal year ended December 31, 2025, as audited by Sadler, Gibb & Associates, LLC, our independent registered public accounting firm during such fiscal year, and discussed these financial statements with management. In addition, the Audit Committee has discussed with Sadler, Gibb & Associates, LLC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Furthermore, the Audit Committee has received the written disclosures and the letter from Sadler, Gibb & Associates, LLC required by applicable requirements of the Public Company Accounting Oversight Board regarding our independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with Sadler, Gibb & Associates, LLC its independence.

Recommendation

Based upon the foregoing review and discussion, the Audit Committee recommended to our Board that the audited financial statements for the fiscal year ended December 31, 2025 be included in our Annual Report for such fiscal year.

Submitted by the Audit Committee of the Board:

Charles P. Blackburn (Chairperson of the Audit Committee)

Perianne Boring (Member of the Audit Committee)

Greg Xethalis (Member of the Audit Committee)

STOCKHOLDER PROPOSALS

We intend to hold our 2027 Annual Meeting in May 2027. Pursuant to Rule 14a-8 of the Exchange Act, the submission deadline for stockholder proposals to be included in our proxy materials for the 2027 Annual Meeting is either (i) 120 days before the anniversary of the date on which this Proxy Statement for the Annual Meeting was first made available to our stockholders or (ii) if the date of the 2027 Annual Meeting is changed by more than 30 days from the anniversary of the date of the Annual Meeting, then a reasonable time before we begin to print and send our proxy materials for the 2027 Annual Meeting. Since we anticipate that our 2027 Annual Meeting will be held in May 2027, we will give our stockholders a reasonable amount of time to submit any stockholder proposals to be included in our proxy materials for the 2027 Annual Meeting. Such proposals must be in writing and received by the Company at its principal executive offices. Submission of a proposal before the deadline does not guarantee its inclusion in our proxy materials.

Stockholders wishing to submit proposals to be presented directly at the 2027 Annual Meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws. To be timely in connection with an annual meeting, a stockholder proposal must be received by the Company at its principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the date of the Annual Meeting. However, if the 2027 Annual Meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after, the anniversary of the date of the Annual Meeting, which we expect to be the case, as discussed above, then, for notice by the stockholder to be timely, it must be received by the Company at its principal executive offices not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2027 Annual Meeting, or (ii) the tenth day following the day on which public disclosure of the date of the 2027 Annual Meeting is first made.

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Stockholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for nominations for election to the Board submitted under the advance notice requirements of our Bylaws must comply with the additional requirements of Rule 14a-19(b) of the Exchange Act. If the date of the 2027 Annual Meeting changes by more than 30 days from the date of the Annual Meeting, which we expect to be the case, as discussed above, then Rule 14a-19 requires the notice be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the tenth calendar day following the day on which we first publicly announce the date of the 2027 Annual Meeting. With respect to other stockholder proposals, management will be able to vote proxies in its discretion without advising stockholders in the 2027 proxy statement about the nature of the matter and how management intends to vote if notice of the proposal is not timely received by the Company at its principal executive offices.

Stockholder proposals must be in writing and should be addressed to our Secretary, at our principal executive offices at 300 10th Ave South, Nashville, Tennessee 37203. It is recommended that stockholders submitting proposals direct them to our Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

OTHER MATTERS

We do not know of any business, other than as described in this Proxy Statement, that should be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

To assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. The signing of a proxy by no means prevents you from attending and voting at the Annual Meeting.

AVAILABLE INFORMATION

We are furnishing our Annual Report for the fiscal year ended December 31, 2025, in connection with the Annual Meeting. The Annual Report was filed with the SEC on March 30, 2026, before the Company effected the Reverse Stock Split on May 22, 2026. The share and per-share information relating to our Common Stock contained in the Annual Report has not been adjusted to reflect the Reverse Stock Split and is presented on a pre-split basis. Accordingly, stockholders should take the Reverse Stock Split into account when comparing that information with corresponding share and per-share information in this Proxy Statement (which is presented on a split-adjusted basis, except where otherwise indicated). Copies of our Annual Report and our other filings with the SEC are available without charge upon written or oral request to Nakamoto Inc., 300 10th Ave South, Nashville, Tennessee 37203, Attention: Chief Financial Officer, telephone (615) 676-8668. Information contained in our SEC filings or on our website is not incorporated by reference into this Proxy Statement except to the extent expressly stated herein.

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Annex A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

NAKAMOTO INC.

(originally incorporated on December 17, 2025 under the name Kindly MD, Inc.)

ARTICLE I

NAME OF THE CORPORATION

The name of the corporation is Nakamoto Inc. (the “Corporation”).

ARTICLE II

REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is 108 Lakeland Avenue, Dover, Delaware 19901, Kent County. The name of the registered agent of the Corporation at such address is Capitol Services, Inc.

ARTICLE III

BUSINESS PURPOSE

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (“DGCL”).

ARTICLE IV

CAPITAL STOCK

Section 4.01 Authorized Shares. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is a total of 10,010,000,000, of which 10,000,000,000 shares shall be designated as common stock, par value $0.001 per share (“Common Stock”), and 10,000,000 shares shall be designated as preferred stock, par value $0.001 per share (“Preferred Stock”).

Section 4.02 Common Stock. Each holder of shares of Common Stock shall be entitled to one vote for each share it holds; provided, however, that, except as otherwise required by applicable law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together as a class with the holders of one or more other affected series of Preferred Stock, to vote thereon pursuant to applicable law or the Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock). Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights per share of Common Stock held with respect to participation in the dividends and other distributions in cash, stock, or property of the Corporation when, as and if declared thereon by the Board from time to time out of assets or funds of the Corporation legally available therefor and shall have equal rights per share of Common Stock held to receive the assets and funds of the Corporation available for distribution to stockholders in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary. Irrespective of the provisions of Section 242(b)(2) of the DGCL, but subject to the terms of any certificate of designation filed with respect to any series of Preferred Stock, the holders of Preferred Stock and Common Stock shall vote together, and not as separate classes, on any amendment to this Certificate of Incorporation to increase or decrease the number of authorized shares of Preferred Stock or Common Stock.

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Section 4.03 Preferred Stock. The Board is hereby authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board.

ARTICLE V

BOARD OF DIRECTORS

Section 5.01 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board. To the fullest extent permitted by law, the Chair of the Board shall be entitled to cast one additional vote with respect to any matter voted on at a meeting of the Board with respect to which the votes of the directors (including the initial vote of the Chair) cast “for” a matter equal the votes cast “against” a matter; provided, however, that this sentence shall not apply to any matter submitted for approval by the Board of Directors unless a quorum is present. For purposes of this Certificate of Incorporation and the Bylaws of the Corporation, in any circumstance in which the immediately preceding sentence is applicable, any reference to a majority or other proportion of the directors with respect to the requisite vote for director approval at a meeting shall be deemed to refer to such majority or other proportion, as applicable, of the votes of the directors.

Section 5.02 Number. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation which shall constitute the entire Board of Directors shall be fixed exclusively by the Board of Directors.

Section 5.03 Term. At each annual meeting of stockholders, each director shall be elected for a term expiring at the next annual meeting of stockholders and shall hold office until his or her successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, or removal. This Section 5.03 shall not apply to any director elected by the holders of any series of Preferred Stock under specified circumstances, and the term of any such director shall be as provided in the resolutions providing for the issuance of such series.

Section 5.04 Newly Created Directorships and Vacancies. Except as otherwise required by law and subject to any rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board resulting from death, resignation, or other cause, shall, unless the Board determines that any such newly created directorships or vacancies shall be filled by the stockholders, be filled solely by the affirmative votes of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining director. A director so elected shall hold office until the next annual meeting of stockholders and until his or her successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, or removal.

Section 5.05 Written Ballot. Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot.

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ARTICLE VI

LIMITATION OF LIABILITY; INDEMNIFICATION

Section 6.01 Limitation of Liability. To the fullest extent permitted by the DGCL as it currently exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director or officer. No amendment to, modification of, or repeal of this Section 6.01 shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment. Solely for purposes of Section 6.01, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL.

Section 6.02 Indemnification and Advancement.

(i) Each person who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or while serving as a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, agent or trustee, or in any other capacity while serving as a director, officer, employee, agent or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith.

(ii) In addition to indemnification pursuant to paragraph (i) of this Section 6.02, the Corporation shall pay an indemnitee the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon receipt by the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under paragraph (i) of this Section 6.02 or otherwise.

(iii) Except with respect to a proceeding to enforce rights to indemnification or advancement, the Corporation shall indemnify or advance expenses to any indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(iv) The term the “Corporation” in this Section 6.02 includes: the Corporation and any predecessor thereto and in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, stands in the same position under the provisions of this Section 6.02 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(v) The rights conferred upon indemnitees in this Section 6.02 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee, agent or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, repeal, or modification of this Section 6.02 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

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ARTICLE VII

STOCKHOLDER ACTION

Section 7.01 Stockholder Action by Consent. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by any consent in writing by such stockholders, unless taking such action by consent in lieu of a meeting relates to the approval of any amendment to the Certificate of Incorporation to subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (with or without a proportionate increase or decrease to the authorized shares of Common Stock) that is approved by all directors of the Corporation then in office.

ARTICLE VIII

BYLAWS

Section 8.01 Board of Directors. In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to adopt, amend, or repeal the Bylaws or adopt new Bylaws without any action on the part of the stockholders.

Section 8.02 Stockholders. The stockholders shall also have the power to adopt, amend, alter, or repeal the Bylaws.

ARTICLE IX

SECTION 203 OF THE DGCL OPT-OUT

The Corporation shall not be governed by or subject to Section 203 of the DGCL.

ARTICLE X

AMENDMENTS

The Corporation reserves the right to amend this Certificate of Incorporation in any manner now or hereafter permitted by the DGCL and all rights and powers conferred upon stockholders, directors and officers herein are granted subject to this reservation. For the avoidance of doubt, but subject to the rights of the holders of any outstanding series of Preferred Stock, Section 242(d) of the DGCL shall apply to amendments to the Certificate of Incorporation.

ARTICLE XI

FORUM SELECTION

Section 11.01 Forum for Adjudication of Certain Disputes. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware, or if no state court located within the State of Delaware has jurisdiction, the U.S. District Court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws of the Corporation (as either may be amended or restated) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; or (iv) any action asserting a claim governed by the internal affairs doctrine. If any action the subject matter of which is within the scope of this Article XI is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Article XI (an “Enforcement Action”), and (y) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

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Section 11.02 Forum for Adjudication of Disputes Arising under the Securities Act of 1933. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by applicable law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law and has been executed by the Corporation’s undersigned duly authorized officer on this [●] day of December, 2026.

NAKAMOTO INC.

By:	[●]
Name:	[●]
Title:	[●]

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Annex B

NAKAMOTO

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Nakamoto Inc.

Annual Meeting of Stockholders

For Stockholders of record as of October 26, 2026

Thursday, December 17, 2026 9:00 AM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/NAKA for more details.

YOUR VOTE IS IMPORTANT!

PLEASE VOTE BY: Internet Proxies are due by 11:59 PM, Eastern Time, December 16, 2026; Telephone Proxies are due by 11:59 PM, Eastern Time, December 16, 2026; Mailed Proxies due by the close of the Annual Meeting

Internet:

www.proxypush.com/NAKA

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:

1-866-883-4873

- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:

You must register to attend the meeting online and/or participate at www.proxydocs.com/NAKA

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints David Bailey, Amanda Fabiano, and Kyle Simon (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Nakamoto Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

NAKAMOTO

Nakamoto Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, AND 4

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
		FOR	AGAINST	ABSTAIN	
1.	To approve and adopt an Amended and Restated Certificate of Incorporation of Nakamoto Inc. to declassify the Board of Directors and provide for the immediate annual election of all directors.	☐	☐	☐	FOR
2.	To ratify the appointment of Wolf & Company, P.C. as Nakamoto Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐	FOR
3a.	If Proposal No. 1 is approved, to elect the six director nominees named in the proxy statement, each to serve until the 2027 annual meeting of stockholders, or until their successors are duly elected and qualified or until such director's earlier death, disqualification, resignation or removal.				
		FOR	WITHHOLD		
	3a.01 Mr. David Bailey	☐	☐		FOR
	3a.02 Mr. Charles P. Blackburn	☐	☐		FOR
	3a.03 Ms. Perianne Boring	☐	☐		FOR
	3a.04 Mr. Tyler Evans	☐	☐		FOR
	3a.05 Mr. Greg Xethalis	☐	☐		FOR
	3a.06 Mr. Mark W. Yusko	☐	☐		FOR
3b.	If Proposal No. 1 is not approved, to elect the two nominees for Class II directors named in the proxy statement, each to serve until the 2029 annual meeting of stockholders, or until their successors are duly elected and qualified or until such director's earlier death, disqualification, resignation or removal.				
		FOR	WITHHOLD		
	3b.01 Mr. Tyler Evans	☐	☐		FOR
	3b.02 Mr. Charles P. Blackburn	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
4.	To approve the adjournment of the 2026 annual meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event that there are not sufficient votes in favor of Proposal 1 or if there are not sufficient shares present to establish a quorum.	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/NAKA

The Notice, Proxy Statement and the Annual Report are available at www.proxydocs.com/NAKA

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ______ Date ______ Signature (if held jointly) ______ Date ______